UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

 CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                    COMPANIES

Investment Company Act file number 811-01608
                                   ---------

                    FRANKLIN HIGH INCOME TRUST
                    --------------------------
        (Exact name of registrant as specified in charter)

          ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          ----------------------------------------------
        (Address of principal executive offices) (Zip code)

   CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
   -------------------------------------------------------------
              (Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000
                                                     ------------

Date of fiscal year end: 5/31
                         ----

Date of reporting period: 5/31/06
                          -------

      ITEM 1. REPORTS TO STOCKHOLDERS.


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                                                           MAY 31, 2006
--------------------------------------------------------------------------------

                                 [PHOTO OMITTED]

--------------------------------------------------------------------------------
      ANNUAL REPORT AND SHAREHOLDER LETTER                    INCOME
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     WANT TO RECEIVE
                                                     THIS DOCUMENT
                                                     FASTER VIA EMAIL?
                           FRANKLIN'S
                      AGE HIGH INCOME FUND           Eligible shareholders can
                                                     sign up for eDelivery at
                                                     franklintempleton.com.
                                                     See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      FRANKLIN o Templeton o Mutual Series

                              Franklin Templeton Investments

                              GAIN FROM OUR PERSPECTIVE(R)

                              Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups-- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE         Each of our portfolio management groups operates
                              autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                              FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                              TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                              MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION          Because our management groups work independently
                              and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST     At Franklin Templeton Investments, we seek to
                              consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Franklin's AGE High Income Fund ...........................................    3

Performance Summary .......................................................    8

Your Fund's Expenses ......................................................   14

Financial Highlights and Statement of Investments .........................   16

Financial Statements ......................................................   28

Notes to Financial Statements .............................................   32

Report of Independent Registered Public Accounting Firm ...................   43

Tax Designation ...........................................................   44

Board Members and Officers ................................................   45

Shareholder Information ...................................................   49

--------------------------------------------------------------------------------

Annual Report

Franklin's AGE High Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Franklin's AGE High Income Fund seeks to provide investors with high, current income, with a secondary goal of capital appreciation. The Fund invests in a diversified portfolio consisting mainly of high yield, lower-rated debt securities.

--------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

ASSET ALLOCATION
Based on Total Net Assets as of 5/31/06

  [THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Bonds .................................................................    96.9%
Equities ..............................................................     1.1%
Short-Term Investments & Other Net Assets .............................     2.0%

--------------------------------------------------------------------------------

This annual report for Franklin's AGE High Income Fund covers the fiscal year ended May 31, 2006.

PERFORMANCE OVERVIEW

Franklin's AGE High Income Fund - Class A posted a +6.89% cumulative total return for the 12 months under review. The Fund - Class A underperformed its benchmark, the CS High Yield Index, which returned +7.38%, but was comparable to its peers as measured by the Lipper High Current Yield Funds Classification Average, which returned +6.88% for the same period. 1 You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

1. Sources: Credit Suisse; Lipper Inc. The CS High Yield Index is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market. The Lipper High Current Yield Funds Classification Average is calculated by averaging the total returns of funds within the Lipper High Current Yield Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper High Current Yield Funds are defined as funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the 12-month period ended 5/31/06, there were 444 funds in this category. Lipper calculations do not include sales charges. Fund performance relative to the average may have differed if these or other factors had been considered. Indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 21.


                                                               Annual Report | 3

ECONOMIC AND MARKET OVERVIEW

The U.S. economy continued to grow during the 12 months under review. After gross domestic product growth slowed from an annualized rate of 4.1% in third quarter 2005 to 1.7% in the fourth quarter, it rebounded to a 5.6% annualized rate in first quarter 2006. Over the reporting period, nonfarm payroll data, as well as other indexes, showed growing employment. Consumer spending increased 6.7% (not adjusted for inflation) in May 2006 compared with the same month a year earlier, which supported the nation's economic progress. 2 Business spending also rose during the reporting period, contributing to economic growth. Relatively low interest rates allowed many companies easy access to capital, and ample cash also helped some companies to support their spending plans.

Oil prices climbed above $74 a barrel during the period, which was historically high. Prices were elevated partially by concerns about potential supply limitations in the face of expected strong growth in global demand, especially from China and India, and the potential for supply disruptions stemming from geopolitical turmoil in several major oil-producing countries. Even with the increase in energy prices, overall pricing pressures in the economy remained somewhat subdued, although core inflationary measures, excluding the more volatile energy and food components, crept higher by period-end. The Personal Consumption Expenditures (PCE) deflator, the Federal Reserve Board's (Fed's) preferred measure of inflation, reported inflation of 2.1% for core prices, and 3.3% overall for the 12 months ended May 31, 2006. 3 A more widely reported inflation index, the core Consumer Price Index (CPI), rose 2.4% for the same period. 4

During the 12-month period, the Fed raised the federal funds target rate to 5.00% from 3.00%. In May, the Fed repeated that it might still raise rates while emphasizing that any further increase would depend on the economic outlook.

The 10-year Treasury note yield rose from 4.00% at the beginning of the period to 5.12% on May 31, 2006. The yield on the 30-year Treasury rose from 4.32% to 5.23% during the same period. Short-term interest rates rose more than intermediate- and long-term rates, and the yield curve flattened as the spread between short-term and long-term rates generally narrowed and even inverted at some points along the yield curve.

2. Source: Bureau of Economic Analysis (BEA).

3. Source: BEA. The chain-type price index (or deflator) measures the inflation rate for individual expenditures on goods and services as measured by PCE. The PCE is included in the BEA's report on gross domestic product. The core PCE deflator excludes food and energy costs.

4. Source: Bureau of Labor Statistics. Core CPI excludes food and energy costs.


4 | Annual Report

DIVIDEND DISTRIBUTIONS*
6/1/05-5/31/06

----------------------------------------------------------------------------------------------
                                             DIVIDEND PER SHARE
               -------------------------------------------------------------------------------
MONTH             CLASS A         CLASS B         CLASS C          CLASS R       ADVISOR CLASS
----------------------------------------------------------------------------------------------
June            1.25 cents      1.16 cents      1.16 cents       1.19 cents       1.28 cents
----------------------------------------------------------------------------------------------
July            1.25 cents      1.16 cents      1.16 cents       1.19 cents       1.28 cents
----------------------------------------------------------------------------------------------
August          1.25 cents      1.16 cents      1.16 cents       1.19 cents       1.28 cents
----------------------------------------------------------------------------------------------
September       1.25 cents      1.16 cents      1.16 cents       1.19 cents       1.28 cents
----------------------------------------------------------------------------------------------
October         1.25 cents      1.16 cents      1.16 cents       1.19 cents       1.28 cents
----------------------------------------------------------------------------------------------
November        1.25 cents      1.16 cents      1.16 cents       1.19 cents       1.28 cents
----------------------------------------------------------------------------------------------
December        1.25 cents      1.16 cents      1.16 cents       1.18 cents       1.27 cents
----------------------------------------------------------------------------------------------
January         1.25 cents      1.16 cents      1.16 cents       1.18 cents       1.28 cents
----------------------------------------------------------------------------------------------
February        1.25 cents      1.16 cents      1.16 cents       1.18 cents       1.28 cents
----------------------------------------------------------------------------------------------
March           1.25 cents      1.16 cents      1.16 cents       1.19 cents       1.27 cents
----------------------------------------------------------------------------------------------
April           1.25 cents      1.16 cents      1.16 cents       1.19 cents       1.28 cents
----------------------------------------------------------------------------------------------
May             1.25 cents      1.16 cents      1.16 cents       1.19 cents       1.28 cents
----------------------------------------------------------------------------------------------
TOTAL           15.00 CENTS     13.92 CENTS     13.92 CENTS      14.25 CENTS      15.34 CENTS
----------------------------------------------------------------------------------------------

*All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Turning to the high yield corporate bond market, continuing positive fundamental credit trends supported the high yield corporate sector during the year under review. Led by a healthy global economic environment, corporate earnings expanded during the Fund's fiscal year, albeit at a slower pace than in 2003 and 2004. In addition, corporate liquidity remained ample in terms of cash on balance sheets and access to public and private financing. As a result, the overall high yield default rate remained well below historical averages during the period. Moreover, positive returns from the broad equity markets further supported corporate issuers. Although the significant rise in longer-term interest rates constrained returns, as yield spreads over Treasuries narrowed from 4.3 to 3.3 percentage points, the high yield market still delivered positive returns. 5 In fact, the high yield bond asset class was one of the strongest performing fixed income sectors for the period.

INVESTMENT STRATEGY

We are disciplined, fundamental investors who mainly rely on our analysts' in-depth industry expertise to evaluate companies. We examine sectors and individual securities in detail. When evaluating an issuer's creditworthiness, we consider the issuer's experience, managerial strength, sensitivity to economic conditions, credit rating, and current and prospective financial condition.

5. Source: Credit Suisse. See footnote 1 for a description of the CS High Yield Index.


                                                               Annual Report | 5

TOP 10 HOLDINGS
5/31/06

--------------------------------------------------------------------------------
COMPANY                                                               % OF TOTAL
SECTOR/INDUSTRY                                                       NET ASSETS
--------------------------------------------------------------------------------
General Motors Acceptance Corp.                                             2.2%
 CONSUMER DURABLES
--------------------------------------------------------------------------------
El Paso Corp.                                                               1.5%
 INDUSTRIAL SERVICES
--------------------------------------------------------------------------------
Host Marriott LP                                                            1.5%
 REAL ESTATE INVESTMENT TRUSTS
--------------------------------------------------------------------------------
Aquila Inc.                                                                 1.5%
 UTILITIES
--------------------------------------------------------------------------------
Chesapeake Energy Corp.                                                     1.5%
 ENERGY MINERALS
--------------------------------------------------------------------------------
L-3 Communications Corp.                                                    1.3%
 ELECTRONIC TECHNOLOGY
--------------------------------------------------------------------------------
Fresenius Medical Care Capital Trust II
(Germany)                                                                   1.3%
 HEALTH SERVICES
--------------------------------------------------------------------------------
Qwest Communications International Inc.                                     1.3%
 COMMUNICATIONS
--------------------------------------------------------------------------------
Reynolds American Inc.                                                      1.3%
 CONSUMER NON-DURABLES
--------------------------------------------------------------------------------
Rite Aid Corp.                                                              1.2%
 RETAIL TRADE
--------------------------------------------------------------------------------

MANAGER'S DISCUSSION

The Fund generally matched its Lipper peers' performance during the year. 1 After outperforming during the first half of the reporting period, the Fund's performance lagged for the first five months of 2006. As yield spreads, or the difference between yields of corporate bonds and Treasuries, neared historically tight levels, we sought to temper the Fund's beta and increase the portfolio's overall credit quality. 6 However, as lower quality securities continued to outperform during the first few months of 2006, the Fund's modestly higher quality positioning impeded relative returns. Although at period-end the high yield corporate bond sector's credit fundamentals remained positive, the Fund maintained a bias toward slightly higher quality due to the relatively narrow yield advantage for lower quality credits compared to historical averages.

Our weightings in several industries compared with those of our peer group helped the Fund's relative performance during the fiscal year. 7 For example, the Fund benefited from its overweighted exposure to telecommunications companies, as that industry was a top performer due to continued consolidation and certain positive equity-linked events. 8 Fund holdings Time Warner Telecom Holdings, a competitive local exchange carrier, and Inmarsat, a global satellite system operator, benefited from public stock and convertible stock offerings that allowed the companies to reduce and refinance debt on their balance sheets. The Fund's underweighted exposure to financial companies positively contributed to relative performance, as the sector was one of the weakest performers during the period. The combination of rising interest rates and a flattening yield curve generally dampened financial companies' profitability. Similarly, the Fund's underweighted exposure to the energy sector was a net contributor to performance. 9 Although fundamentals remained very healthy in that industry, the generally higher quality and low yielding nature of many energy-related bonds caused that sector to be more sensitive to the rise in interest rates over the past year.

Some industry weightings also detracted from the Fund's relative performance. The Fund was overweighted in utilities relative to its peer group. Following the sector's significant recovery and balance-sheet repair in 2003 and 2004, utilities emerged as a relatively high-quality sector within the high yield market. As a result, in an environment of rising interest rates and contracting yield spreads, high yield utility bonds generally underperformed during the past year given

6. Beta is a statistical measure of market risk on a portfolio.

7. For industry weighting comparisons, the Fund's peer group comprises some of the mutual funds found within the Lipper High Current Yield Funds Classification Average. See footnote 1 for a description of the Lipper Average.

8. The Fund's telecommunications holdings are in the communications sector in the SOI.

9. The Fund's energy holdings are in the energy minerals and industrial services sectors in the SOI.


6 | Annual Report
their tighter spread levels. In addition, the Fund's overweighted position in the pay television industry was a drag on relative performance during the year. 10 The landscape between cable television, satellite and traditional telecommunication operators continued to become more competitive, causing some concerns regarding the longer-term profitability for certain issuers in the pay television industry. In addition, somewhat tight yield spread levels for some satellite issuers also limited returns for this industry.

In an environment of rich valuations but generally supportive fundamental credit trends, we remain focused on individual security selection. At year-end, we are also mindful of sectors that we believe may experience credit deterioration as we look to the Fund's upcoming fiscal year.

Thank you for your continued participation in Franklin's AGE High Income Fund. We look forward to serving your future investment needs.


[PHOTO OMITTED]   /s/Christopher J. Molumphy, CFA

                  Christopher J. Molumphy, CFA
                  Senior Portfolio Manager


[PHOTO OMITTED]   /s/Eric G. Takaha, CFA

                  Eric G. Takaha, CFA
                  Portfolio Manager

                  Franklin's AGE High Income Fund

10. The Fund's pay television holdings are in the communications and consumer services sectors in the SOI.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MAY 31, 2006, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                                               Annual Report | 7

Performance Summary as of 5/31/06

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

------------------------------------------------------------------------------------------
CLASS A (SYMBOL: AGEFX)                               CHANGE         5/31/06       5/31/05
------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 -$0.01          $2.08         $2.09
------------------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/05-5/31/06)
------------------------------------------------------------------------------------------
Dividend Income                        $0.1500
------------------------------------------------------------------------------------------
CLASS B (SYMBOL: FHIBX)                               CHANGE         5/31/06       5/31/05
------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 -$0.01          $2.07         $2.08
------------------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/05-5/31/06)
------------------------------------------------------------------------------------------
Dividend Income                        $0.1392
------------------------------------------------------------------------------------------
CLASS C (SYMBOL: FRAIX)                               CHANGE         5/31/06       5/31/05
------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 -$0.01          $2.09         $2.10
------------------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/05-5/31/06)
------------------------------------------------------------------------------------------
Dividend Income                        $0.1392
------------------------------------------------------------------------------------------
CLASS R (SYMBOL: FAHRX)                               CHANGE         5/31/06       5/31/05
------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 -$0.01          $2.09         $2.10
------------------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/05-5/31/06)
------------------------------------------------------------------------------------------
Dividend Income                        $0.1425
------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: FAHAX)                         CHANGE         5/31/06       5/31/05
------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                 -$0.01          $2.08         $2.09
------------------------------------------------------------------------------------------
DISTRIBUTIONS (6/1/05-5/31/06)
------------------------------------------------------------------------------------------
Dividend Income                        $0.1534
------------------------------------------------------------------------------------------


8 | Annual Report

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

---------------------------------------------------------------------------------------------------------------
CLASS A                                                       1-YEAR            5-YEAR            10-YEAR
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                      +6.89%           +51.04%            +85.66%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                  +2.48%            +7.69%             +5.94%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                                $10,248           $14,481            $17,800
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/06) 4                             +0.57%            +8.21%             +5.89%
---------------------------------------------------------------------------------------------------------------
   Distribution Rate 5                       6.91%
---------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               6.59%
---------------------------------------------------------------------------------------------------------------
CLASS B                                                       1-YEAR            5-YEAR       INCEPTION (1/1/99)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                      +6.35%           +47.41%            +42.15%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                  +2.37%            +7.78%             +4.86%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                                $10,237           $14,542            $14,215
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/06) 4                             -0.05%            +8.23%             +4.75%
---------------------------------------------------------------------------------------------------------------
   Distribution Rate 5                       6.72%
---------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               6.43%
---------------------------------------------------------------------------------------------------------------
CLASS C                                                       1-YEAR            5-YEAR             10-YEAR
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                      +6.31%           +47.70%            +76.54%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                  +5.32%            +8.11%             +5.85%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                                $10,532           $14,770            $17,654
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/06) 4                             +3.33%            +8.57%             +5.80%
---------------------------------------------------------------------------------------------------------------
   Distribution Rate 5                       6.66%
---------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               6.41%
---------------------------------------------------------------------------------------------------------------
CLASS R                                                       1-YEAR            3-YEAR       INCEPTION (1/1/02)
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                      +6.45%           +35.70%            +51.83%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                  +6.45%           +10.71%             +9.94%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                                $10,645           $13,570            $15,183
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/06) 4                             +3.96%            +9.39%             +9.65%
---------------------------------------------------------------------------------------------------------------
   Distribution Rate 5                       6.83%
---------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               6.59%
---------------------------------------------------------------------------------------------------------------
ADVISOR CLASS 7                                               1-YEAR            5-YEAR            10-YEAR
---------------------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                      +7.06%           +52.06%            +88.59%
---------------------------------------------------------------------------------------------------------------
Average Annual Total Return 2                                  +7.06%            +8.74%             +6.55%
---------------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 3                                $10,706           $15,206            $18,859
---------------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (6/30/06) 4                             +5.03%            +9.31%             +6.50%
---------------------------------------------------------------------------------------------------------------
   Distribution Rate 5                       7.38%
---------------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield 6               7.07%
---------------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS A                                5/31/06
----------------------------------------------
1-Year                                  +2.48%
----------------------------------------------
5-Year                                  +7.69%
----------------------------------------------
10-Year                                 +5.94%
----------------------------------------------

CLASS A (6/1/96-5/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                   FRANKLIN'S AGE HIGH      CREDIT SUISSE HIGH      LIPPER HIGH CURRENT YIELD
DATE              INCOME FUND - CLASS A        YIELD INDEX         FUNDS CLASSIFICATION AVERAGE
6/1/1996                  $9,588                  $10,000                    $10,000
6/30/1996                 $9,595                  $10,022                    $10,019
7/31/1996                 $9,672                  $10,112                    $10,069
8/31/1996                 $9,854                  $10,222                    $10,215
9/30/1996                $10,074                  $10,398                    $10,484
10/31/1996               $10,153                  $10,486                    $10,542
11/30/1996               $10,376                  $10,649                    $10,736
12/31/1996               $10,565                  $10,857                    $10,863
1/31/1997                $10,645                  $10,936                    $10,974
2/28/1997                $10,837                  $11,142                    $11,163
3/31/1997                $10,584                  $11,017                    $10,942
4/30/1997                $10,704                  $11,115                    $11,045
5/31/1997                $10,938                  $11,338                    $11,343
6/30/1997                $11,136                  $11,493                    $11,528
7/31/1997                $11,450                  $11,736                    $11,832
8/31/1997                $11,458                  $11,800                    $11,854
9/30/1997                $11,660                  $12,033                    $12,125
10/31/1997               $11,589                  $12,032                    $12,079
11/30/1997               $11,755                  $12,117                    $12,179
12/31/1997               $11,842                  $12,228                    $12,316
1/31/1998                $11,970                  $12,436                    $12,555
2/28/1998                $12,099                  $12,533                    $12,660
3/31/1998                $12,229                  $12,595                    $12,823
4/30/1998                $12,278                  $12,690                    $12,865
5/31/1998                $12,286                  $12,728                    $12,864
6/30/1998                $12,295                  $12,754                    $12,878
7/31/1998                $12,387                  $12,844                    $12,962
8/31/1998                $11,468                  $11,972                    $12,058
9/30/1998                $11,519                  $11,970                    $11,980
10/31/1998               $11,314                  $11,732                    $11,742
11/30/1998               $12,057                  $12,327                    $12,372
12/31/1998               $12,022                  $12,299                    $12,331
1/31/1999                $12,206                  $12,414                    $12,535
2/28/1999                $12,081                  $12,388                    $12,498
3/31/1999                $12,224                  $12,501                    $12,683
4/30/1999                $12,458                  $12,777                    $12,968
5/31/1999                $12,195                  $12,639                    $12,743
6/30/1999                $12,204                  $12,646                    $12,743
7/31/1999                $12,213                  $12,652                    $12,756
8/31/1999                $11,991                  $12,539                    $12,623
9/30/1999                $11,859                  $12,443                    $12,556
10/31/1999               $11,822                  $12,382                    $12,527
11/30/1999               $12,070                  $12,550                    $12,738
12/31/1999               $12,080                  $12,702                    $12,898
1/31/2000                $11,945                  $12,651                    $12,842
2/29/2000                $12,004                  $12,730                    $12,947
3/31/2000                $11,766                  $12,539                    $12,745
4/30/2000                $11,776                  $12,520                    $12,711
5/31/2000                $11,584                  $12,320                    $12,510
6/30/2000                $11,899                  $12,596                    $12,767
7/31/2000                $11,961                  $12,714                    $12,827
8/31/2000                $12,075                  $12,799                    $12,912
9/30/2000                $11,876                  $12,681                    $12,744
10/31/2000               $11,506                  $12,287                    $12,350
11/30/2000               $10,974                  $11,803                    $11,772
12/31/2000               $11,189                  $12,040                    $12,040
1/31/2001                $11,949                  $12,762                    $12,807
2/28/2001                $12,059                  $12,891                    $12,875
3/31/2001                $11,727                  $12,634                    $12,548
4/30/2001                $11,560                  $12,504                    $12,433
5/31/2001                $11,785                  $12,754                    $12,581
6/30/2001                $11,443                  $12,556                    $12,279
7/31/2001                $11,598                  $12,691                    $12,376
8/31/2001                $11,754                  $12,868                    $12,473
9/30/2001                $10,861                  $12,057                    $11,677
10/31/2001               $11,197                  $12,332                    $11,961
11/30/2001               $11,595                  $12,731                    $12,345
12/31/2001               $11,516                  $12,739                    $12,310
1/31/2002                $11,618                  $12,858                    $12,369
2/28/2002                $11,417                  $12,767                    $12,201
3/31/2002                $11,706                  $13,059                    $12,448
4/30/2002                $11,861                  $13,266                    $12,580
5/31/2002                $11,704                  $13,220                    $12,480
6/30/2002                $10,852                  $12,759                    $11,869
7/31/2002                $10,439                  $12,394                    $11,469
8/31/2002                $10,535                  $12,555                    $11,641
9/30/2002                $10,373                  $12,400                    $11,464
10/31/2002               $10,275                  $12,324                    $11,411
11/30/2002               $11,035                  $12,976                    $12,042
12/31/2002               $11,121                  $13,134                    $12,153
1/31/2003                $11,409                  $13,491                    $12,395
2/28/2003                $11,497                  $13,691                    $12,553
3/31/2003                $11,912                  $14,041                    $12,841
4/30/2003                $12,740                  $14,758                    $13,458
5/31/2003                $12,954                  $14,971                    $13,602
6/30/2003                $13,383                  $15,409                    $13,947
7/31/2003                $13,328                  $15,285                    $13,804
8/31/2003                $13,553                  $15,455                    $13,971
9/30/2003                $13,991                  $15,878                    $14,308
10/31/2003               $14,435                  $16,201                    $14,593
11/30/2003               $14,596                  $16,424                    $14,774
12/31/2003               $15,046                  $16,804                    $15,122
1/31/2004                $15,281                  $17,129                    $15,355
2/29/2004                $15,299                  $17,137                    $15,318
3/31/2004                $15,317                  $17,251                    $15,392
4/30/2004                $15,262                  $17,227                    $15,330
5/31/2004                $14,983                  $16,955                    $15,096
6/30/2004                $15,226                  $17,219                    $15,300
7/31/2004                $15,395                  $17,439                    $15,456
8/31/2004                $15,716                  $17,723                    $15,708
9/30/2004                $15,963                  $17,992                    $15,921
10/31/2004               $16,288                  $18,301                    $16,206
11/30/2004               $16,460                  $18,534                    $16,399
12/31/2004               $16,789                  $18,812                    $16,624
1/31/2005                $16,731                  $18,809                    $16,587
2/28/2005                $17,063                  $19,058                    $16,818
3/31/2005                $16,532                  $18,603                    $16,364
4/30/2005                $16,314                  $18,420                    $16,171
5/31/2005                $16,653                  $18,645                    $16,412
6/30/2005                $16,913                  $18,957                    $16,674
7/31/2005                $17,256                  $19,216                    $16,941
8/31/2005                $17,276                  $19,315                    $17,015
9/30/2005                $17,134                  $19,128                    $16,888
10/31/2005               $16,990                  $18,949                    $16,736
11/30/2005               $17,175                  $19,078                    $16,888
12/31/2005               $17,445                  $19,238                    $17,037
1/31/2006                $17,633                  $19,485                    $17,253
2/28/2006                $17,822                  $19,681                    $17,401
3/31/2006                $17,843                  $19,833                    $17,473
4/30/2006                $17,864                  $19,966                    $17,590
5/31/2006                $17,800                  $20,021                    $16,960

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS B                                5/31/06
----------------------------------------------
1-Year                                  +2.37%
----------------------------------------------
5-Year                                  +7.78%
----------------------------------------------
Since Inception (1/1/99)                +4.86%
----------------------------------------------

CLASS B (1/1/99-5/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                   FRANKLIN'S AGE HIGH      CREDIT SUISSE HIGH      LIPPER HIGH CURRENT YIELD
DATE              INCOME FUND - CLASS B        YIELD INDEX         FUNDS CLASSIFICATION AVERAGE
1/1/1999                 $10,000                  $10,000                    $10,000
1/31/1999                $10,153                  $10,094                    $10,165
2/28/1999                $10,046                  $10,073                    $10,136
3/31/1999                $10,123                  $10,164                    $10,286
4/30/1999                $10,351                  $10,389                    $10,516
5/31/1999                $10,129                  $10,277                    $10,334
6/30/1999                $10,133                  $10,282                    $10,334
7/31/1999                $10,098                  $10,287                    $10,344
8/31/1999                 $9,947                  $10,196                    $10,237
9/30/1999                 $9,834                  $10,117                    $10,182
10/31/1999                $9,759                  $10,068                    $10,159
11/30/1999                $9,959                  $10,204                    $10,330
12/31/1999               $10,003                  $10,328                    $10,460
1/31/2000                 $9,887                  $10,287                    $10,414
2/29/2000                 $9,932                  $10,350                    $10,499
3/31/2000                 $9,691                  $10,195                    $10,335
4/30/2000                 $9,736                  $10,180                    $10,308
5/31/2000                 $9,573                  $10,017                    $10,145
6/30/2000                 $9,829                  $10,241                    $10,354
7/31/2000                 $9,876                  $10,338                    $10,402
8/31/2000                 $9,965                  $10,407                    $10,471
9/30/2000                 $9,797                  $10,311                    $10,335
10/31/2000                $9,445                   $9,990                    $10,016
11/30/2000                $9,002                   $9,597                     $9,547
12/31/2000                $9,175                   $9,790                     $9,764
1/31/2001                 $9,841                  $10,376                    $10,385
2/28/2001                 $9,927                  $10,481                    $10,441
3/31/2001                 $9,650                  $10,273                    $10,175
4/30/2001                 $9,463                  $10,167                    $10,083
5/31/2001                 $9,643                  $10,370                    $10,203
6/30/2001                 $9,405                  $10,209                     $9,958
7/31/2001                 $9,529                  $10,319                    $10,037
8/31/2001                 $9,606                  $10,463                    $10,115
9/30/2001                 $8,916                  $9,803                      $9,469
10/31/2001                $9,187                  $10,027                     $9,700
11/30/2001                $9,509                  $10,351                    $10,011
12/31/2001                $9,441                  $10,358                     $9,983
1/31/2002                 $9,521                  $10,455                    $10,031
2/28/2002                 $9,352                  $10,381                     $9,894
3/31/2002                 $9,585                  $10,618                    $10,094
4/30/2002                 $9,708                  $10,787                    $10,201
5/31/2002                 $9,576                  $10,749                    $10,121
6/30/2002                 $8,875                  $10,374                     $9,625
7/31/2002                 $8,533                  $10,078                     $9,300
8/31/2002                 $8,555                  $10,208                     $9,440
9/30/2002                 $8,473                  $10,082                     $9,296
10/31/2002                $8,390                  $10,021                     $9,254
11/30/2002                $9,007                  $10,551                     $9,765
12/31/2002                $9,019                  $10,679                     $9,855
1/31/2003                 $9,305                  $10,970                    $10,051
2/28/2003                 $9,373                  $11,132                    $10,180
3/31/2003                 $9,706                  $11,417                    $10,413
4/30/2003                $10,321                  $11,999                    $10,914
5/31/2003                $10,546                  $12,173                    $11,031
6/30/2003                $10,836                  $12,529                    $11,310
7/31/2003                $10,843                  $12,428                    $11,195
8/31/2003                $11,023                  $12,567                    $11,330
9/30/2003                $11,374                  $12,910                    $11,603
10/31/2003               $11,672                  $13,173                    $11,834
11/30/2003               $11,857                  $13,354                    $11,981
12/31/2003               $12,158                  $13,663                    $12,263
1/31/2004                $12,402                  $13,928                    $12,452
2/29/2004                $12,353                  $13,934                    $12,422
3/31/2004                $12,362                  $14,027                    $12,482
4/30/2004                $12,372                  $14,007                    $12,432
5/31/2004                $12,141                  $13,786                    $12,242
6/30/2004                $12,332                  $14,000                    $12,407
7/31/2004                $12,403                  $14,179                    $12,534
8/31/2004                $12,718                  $14,411                    $12,738
9/30/2004                $12,913                  $14,629                    $12,911
10/31/2004               $13,171                  $14,880                    $13,142
11/30/2004               $13,306                  $15,070                    $13,299
12/31/2004               $13,504                  $15,296                    $13,481
1/31/2005                $13,452                  $15,293                    $13,451
2/28/2005                $13,715                  $15,496                    $13,638
3/31/2005                $13,281                  $15,126                    $13,270
4/30/2005                $13,099                  $14,977                    $13,113
5/31/2005                $13,366                  $15,160                    $13,309
6/30/2005                $13,635                  $15,414                    $13,522
7/31/2005                $13,840                  $15,624                    $13,738
8/31/2005                $13,916                  $15,705                    $13,799
9/30/2005                $13,795                  $15,553                    $13,695
10/31/2005               $13,608                  $15,407                    $13,572
11/30/2005               $13,817                  $15,512                    $13,695
12/31/2005               $13,961                  $15,642                    $13,816
1/31/2006                $14,106                  $15,843                    $13,991
2/28/2006                $14,252                  $16,002                    $14,112
3/31/2006                $14,263                  $16,126                    $14,169
4/30/2006                $14,342                  $16,235                    $14,264
5/31/2006                $14,215                  $16,279                    $14,152


10 | Annual Report

CLASS C (6/1/96-5/31/06)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                   FRANKLIN'S AGE HIGH      CREDIT SUISSE HIGH      LIPPER HIGH CURRENT YIELD
DATE              INCOME FUND - CLASS C        YIELD INDEX         FUNDS CLASSIFICATION AVERAGE
6/1/1996                 $10,000                  $10,000                    $10,000
6/30/1996                $10,002                  $10,022                    $10,019
7/31/1996                $10,114                  $10,112                    $10,069
8/31/1996                $10,263                  $10,222                    $10,215
9/30/1996                $10,524                  $10,398                    $10,484
10/31/1996               $10,601                  $10,486                    $10,542
11/30/1996               $10,791                  $10,649                    $10,736
12/31/1996               $10,982                  $10,857                    $10,863
1/31/1997                $11,061                  $10,936                    $10,974
2/28/1997                $11,293                  $11,142                    $11,163
3/31/1997                $10,987                  $11,017                    $10,942
4/30/1997                $11,106                  $11,115                    $11,045
5/31/1997                $11,341                  $11,338                    $11,343
6/30/1997                $11,540                  $11,493                    $11,528
7/31/1997                $11,860                  $11,736                    $11,832
8/31/1997                $11,903                  $11,800                    $11,854
9/30/1997                $12,107                  $12,033                    $12,125
10/31/1997               $12,028                  $12,032                    $12,079
11/30/1997               $12,154                  $12,117                    $12,179
12/31/1997               $12,280                  $12,228                    $12,316
1/31/1998                $12,365                  $12,436                    $12,555
2/28/1998                $12,492                  $12,533                    $12,660
3/31/1998                $12,662                  $12,595                    $12,823
4/30/1998                $12,664                  $12,690                    $12,865
5/31/1998                $12,667                  $12,728                    $12,864
6/30/1998                $12,669                  $12,754                    $12,878
7/31/1998                $12,802                  $12,844                    $12,962
8/31/1998                $11,807                  $11,972                    $12,058
9/30/1998                $11,898                  $11,970                    $11,980
10/31/1998               $11,681                  $11,732                    $11,742
11/30/1998               $12,440                  $12,327                    $12,372
12/31/1998               $12,399                  $12,299                    $12,331
1/31/1999                $12,583                  $12,414                    $12,535
2/28/1999                $12,450                  $12,388                    $12,498
3/31/1999                $12,545                  $12,501                    $12,683
4/30/1999                $12,825                  $12,777                    $12,968
5/31/1999                $12,549                  $12,639                    $12,743
6/30/1999                $12,554                  $12,646                    $12,743
7/31/1999                $12,511                  $12,652                    $12,756
8/31/1999                $12,324                  $12,539                    $12,623
9/30/1999                $12,185                  $12,443                    $12,556
10/31/1999               $12,093                  $12,382                    $12,527
11/30/1999               $12,341                  $12,550                    $12,738
12/31/1999               $12,395                  $12,702                    $12,898
1/31/2000                $12,252                  $12,651                    $12,842
2/29/2000                $12,307                  $12,730                    $12,947
3/31/2000                $12,009                  $12,539                    $12,745
4/30/2000                $12,065                  $12,520                    $12,711
5/31/2000                $11,864                  $12,320                    $12,510
6/30/2000                $12,180                  $12,596                    $12,767
7/31/2000                $12,237                  $12,714                    $12,827
8/31/2000                $12,348                  $12,799                    $12,912
9/30/2000                $12,142                  $12,681                    $12,744
10/31/2000               $11,708                  $12,287                    $12,350
11/30/2000               $11,161                  $11,803                    $11,772
12/31/2000               $11,375                  $12,040                    $12,040
1/31/2001                $12,197                  $12,762                    $12,807
2/28/2001                $12,303                  $12,891                    $12,875
3/31/2001                $11,961                  $12,634                    $12,548
4/30/2001                $11,730                  $12,504                    $12,433
5/31/2001                $11,953                  $12,754                    $12,581
6/30/2001                $11,659                  $12,556                    $12,279
7/31/2001                $11,811                  $12,691                    $12,376
8/31/2001                $11,905                  $12,868                    $12,473
9/30/2001                $11,054                  $12,057                    $11,677
10/31/2001               $11,388                  $12,332                    $11,961
11/30/2001               $11,786                  $12,731                    $12,345
12/31/2001               $11,702                  $12,739                    $12,310
1/31/2002                $11,800                  $12,858                    $12,369
2/28/2002                $11,592                  $12,767                    $12,201
3/31/2002                $11,880                  $13,059                    $12,448
4/30/2002                $12,031                  $13,266                    $12,580
5/31/2002                $11,868                  $13,220                    $12,480
6/30/2002                $11,004                  $12,759                    $11,869
7/31/2002                $10,582                  $12,394                    $11,469
8/31/2002                $10,609                  $12,555                    $11,641
9/30/2002                $10,508                  $12,400                    $11,464
10/31/2002               $10,340                  $12,324                    $11,411
11/30/2002               $11,167                  $12,976                    $12,042
12/31/2002               $11,182                  $13,134                    $12,153
1/31/2003                $11,534                  $13,491                    $12,395
2/28/2003                $11,617                  $13,691                    $12,553
3/31/2003                $12,028                  $14,041                    $12,841
4/30/2003                $12,855                  $14,758                    $13,458
5/31/2003                $13,063                  $14,971                    $13,602
6/30/2003                $13,489                  $15,409                    $13,947
7/31/2003                $13,428                  $15,285                    $13,804
8/31/2003                $13,648                  $15,455                    $13,971
9/30/2003                $14,080                  $15,878                    $14,308
10/31/2003               $14,448                  $16,201                    $14,593
11/30/2003               $14,675                  $16,424                    $14,774
12/31/2003               $15,046                  $16,804                    $15,122
1/31/2004                $15,347                  $17,129                    $15,355
2/29/2004                $15,359                  $17,137                    $15,318
3/31/2004                $15,370                  $17,251                    $15,392
4/30/2004                $15,308                  $17,227                    $15,330
5/31/2004                $15,024                  $16,955                    $15,096
6/30/2004                $15,259                  $17,219                    $15,300
7/31/2004                $15,421                  $17,439                    $15,456
8/31/2004                $15,734                  $17,723                    $15,708
9/30/2004                $15,974                  $17,992                    $15,921
10/31/2004               $16,291                  $18,301                    $16,206
11/30/2004               $16,457                  $18,534                    $16,399
12/31/2004               $16,777                  $18,812                    $16,624
1/31/2005                $16,635                  $18,809                    $16,587
2/28/2005                $17,036                  $19,058                    $16,818
3/31/2005                $16,501                  $18,603                    $16,364
4/30/2005                $16,277                  $18,420                    $16,171
5/31/2005                $16,606                  $18,645                    $16,412
6/30/2005                $16,857                  $18,957                    $16,674
7/31/2005                $17,190                  $19,216                    $16,941
8/31/2005                $17,203                  $19,315                    $17,015
9/30/2005                $17,054                  $19,128                    $16,888
10/31/2005               $16,905                  $18,949                    $16,736
11/30/2005               $17,081                  $19,078                    $16,888
12/31/2005               $17,341                  $19,238                    $17,037
1/31/2006                $17,519                  $19,485                    $17,253
2/28/2006                $17,699                  $19,681                    $17,401
3/31/2006                $17,712                  $19,833                    $17,473
4/30/2006                $17,725                  $19,966                    $17,590
5/31/2006                $17,654                  $20,021                    $16,960

AVERAGE ANNUAL TOTAL RETURN
----------------------------------------------
CLASS C                                5/31/06
----------------------------------------------
1-Year                                  +5.32%
----------------------------------------------
5-Year                                  +8.11%
----------------------------------------------
10-Year                                 +5.85%
----------------------------------------------

CLASS R (1/1/02-5/31/06)


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                   FRANKLIN'S AGE HIGH      CREDIT SUISSE HIGH      LIPPER HIGH CURRENT YIELD
DATE              INCOME FUND - CLASS R        YIELD INDEX         FUNDS CLASSIFICATION AVERAGE
1/1/2002                 $10,000                  $10,000                    $10,000
1/31/2002                $10,036                  $10,093                    $10,048
2/28/2002                 $9,859                  $10,022                     $9,911
3/31/2002                $10,159                  $10,252                    $10,112
4/30/2002                $10,291                  $10,414                    $10,219
5/31/2002                $10,152                  $10,378                    $10,138
6/30/2002                 $9,414                  $10,016                     $9,641
7/31/2002                 $9,054                   $9,730                     $9,316
8/31/2002                 $9,079                   $9,856                     $9,456
9/30/2002                 $8,992                   $9,734                     $9,312
10/31/2002                $8,849                   $9,675                     $9,270
11/30/2002                $9,557                  $10,186                     $9,782
12/31/2002                $9,571                  $10,310                     $9,872
1/31/2003                 $9,874                  $10,591                    $10,069
2/28/2003                 $9,946                  $10,747                    $10,197
3/31/2003                $10,300                  $11,022                    $10,431
4/30/2003                $11,009                  $11,585                    $10,933
5/31/2003                $11,188                  $11,752                    $11,050
6/30/2003                $11,555                  $12,096                    $11,329
7/31/2003                $11,504                  $11,998                    $11,214
8/31/2003                $11,694                  $12,132                    $11,349
9/30/2003                $12,066                  $12,464                    $11,623
10/31/2003               $12,383                  $12,718                    $11,854
11/30/2003               $12,640                  $12,893                    $12,001
12/31/2003               $12,960                  $13,191                    $12,284
1/31/2004                $13,158                  $13,446                    $12,474
2/29/2004                $13,170                  $13,452                    $12,444
3/31/2004                $13,181                  $13,542                    $12,503
4/30/2004                $13,129                  $13,523                    $12,453
5/31/2004                $12,886                  $13,310                    $12,263
6/30/2004                $13,090                  $13,517                    $12,428
7/31/2004                $13,230                  $13,690                    $12,555
8/31/2004                $13,501                  $13,913                    $12,760
9/30/2004                $13,774                  $14,124                    $12,933
10/31/2004               $14,048                  $14,366                    $13,165
11/30/2004               $14,192                  $14,549                    $13,321
12/31/2004               $14,402                  $14,768                    $13,504
1/31/2005                $14,348                  $14,765                    $13,474
2/28/2005                $14,627                  $14,961                    $13,662
3/31/2005                $14,170                  $14,603                    $13,293
4/30/2005                $13,979                  $14,459                    $13,136
5/31/2005                $14,262                  $14,637                    $13,332
6/30/2005                $14,549                  $14,881                    $13,545
7/31/2005                $14,767                  $15,084                    $13,762
8/31/2005                $14,849                  $15,162                    $13,822
9/30/2005                $14,724                  $15,016                    $13,718
10/31/2005               $14,528                  $14,875                    $13,595
11/30/2005               $14,752                  $14,977                    $13,719
12/31/2005               $14,905                  $15,102                    $13,839
1/31/2006                $15,060                  $15,296                    $14,015
2/28/2006                $15,215                  $15,449                    $14,136
3/31/2006                $15,229                  $15,569                    $14,194
4/30/2006                $15,315                  $15,674                    $14,289
5/31/2006                $15,183                  $15,717                    $14,302

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
CLASS R                                5/31/06
----------------------------------------------
1-Year                                 + 6.45%
----------------------------------------------
3-Year                                 +10.71%
----------------------------------------------
Since Inception (1/1/02)               + 9.94%
----------------------------------------------


                                                              Annual Report | 11

AVERAGE ANNUAL TOTAL RETURN

----------------------------------------------
ADVISOR CLASS 7                        5/31/06
----------------------------------------------
1-Year                                  +7.06%
----------------------------------------------
5-Year                                  +8.74%
----------------------------------------------
10-Year                                 +6.55%
----------------------------------------------

ADVISOR CLASS (6/1/96-5/31/06) 7


 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE CHART IN THE PRINTED MATERIAL.]

                  FRANKLIN'S AGE HIGH INCOME      CREDIT SUISSE HIGH        LIPPER HIGH CURRENT YIELD
DATE                 FUND - CLASS ADVISOR            YIELD INDEX           FUNDS CLASSIFICATION AVERAGE
6/1/1996                    $10,000                    $10,000                       $10,000
6/30/1996                   $10,007                    $10,022                       $10,019
7/31/1996                   $10,088                    $10,112                       $10,069
8/31/1996                   $10,278                    $10,222                       $10,215
9/30/1996                   $10,507                    $10,398                       $10,484
10/31/1996                  $10,589                    $10,486                       $10,542
11/30/1996                  $10,822                    $10,649                       $10,736
12/31/1996                  $11,019                    $10,857                       $10,863
1/31/1997                   $11,141                    $10,936                       $10,974
2/28/1997                   $11,343                    $11,142                       $11,163
3/31/1997                   $11,080                    $11,017                       $10,942
4/30/1997                   $11,207                    $11,115                       $11,045
5/31/1997                   $11,452                    $11,338                       $11,343
6/30/1997                   $11,661                    $11,493                       $11,528
7/31/1997                   $11,991                    $11,736                       $11,832
8/31/1997                   $12,000                    $11,800                       $11,854
9/30/1997                   $12,213                    $12,033                       $12,125
10/31/1997                  $12,181                    $12,032                       $12,079
11/30/1997                  $12,314                    $12,117                       $12,179
12/31/1997                  $12,408                    $12,228                       $12,316
1/31/1998                   $12,542                    $12,436                       $12,555
2/28/1998                   $12,679                    $12,533                       $12,660
3/31/1998                   $12,817                    $12,595                       $12,823
4/30/1998                   $12,869                    $12,690                       $12,865
5/31/1998                   $12,879                    $12,728                       $12,864
6/30/1998                   $12,890                    $12,754                       $12,878
7/31/1998                   $12,988                    $12,844                       $12,962
8/31/1998                   $12,025                    $11,972                       $12,058
9/30/1998                   $12,082                    $11,970                       $11,980
10/31/1998                  $11,867                    $11,732                       $11,742
11/30/1998                  $12,647                    $12,327                       $12,372
12/31/1998                  $12,612                    $12,299                       $12,331
1/31/1999                   $12,807                    $12,414                       $12,535
2/28/1999                   $12,724                    $12,388                       $12,498
3/31/1999                   $12,829                    $12,501                       $12,683
4/30/1999                   $13,076                    $12,777                       $12,968
5/31/1999                   $12,801                    $12,639                       $12,743
6/30/1999                   $12,812                    $12,646                       $12,743
7/31/1999                   $12,822                    $12,652                       $12,756
8/31/1999                   $12,590                    $12,539                       $12,623
9/30/1999                   $12,454                    $12,443                       $12,556
10/31/1999                  $12,416                    $12,382                       $12,527
11/30/1999                  $12,678                    $12,550                       $12,738
12/31/1999                  $12,690                    $12,702                       $12,898
1/31/2000                   $12,549                    $12,651                       $12,842
2/29/2000                   $12,664                    $12,730                       $12,947
3/31/2000                   $12,364                    $12,539                       $12,745
4/30/2000                   $12,376                    $12,520                       $12,711
5/31/2000                   $12,175                    $12,320                       $12,510
6/30/2000                   $12,508                    $12,596                       $12,767
7/31/2000                   $12,574                    $12,714                       $12,827
8/31/2000                   $12,696                    $12,799                       $12,912
9/30/2000                   $12,488                    $12,681                       $12,744
10/31/2000                  $12,102                    $12,287                       $12,350
11/30/2000                  $11,543                    $11,803                       $11,772
12/31/2000                  $11,770                    $12,040                       $12,040
1/31/2001                   $12,571                    $12,762                       $12,807
2/28/2001                   $12,745                    $12,891                       $12,875
3/31/2001                   $12,338                    $12,634                       $12,548
4/30/2001                   $12,164                    $12,504                       $12,433
5/31/2001                   $12,402                    $12,754                       $12,581
6/30/2001                   $12,044                    $12,556                       $12,279
7/31/2001                   $12,208                    $12,691                       $12,376
8/31/2001                   $12,374                    $12,868                       $12,473
9/30/2001                   $11,497                    $12,057                       $11,677
10/31/2001                  $11,852                    $12,332                       $11,961
11/30/2001                  $12,210                    $12,731                       $12,345
12/31/2001                  $12,129                    $12,739                       $12,310
1/31/2002                   $12,237                    $12,858                       $12,369
2/28/2002                   $12,026                    $12,767                       $12,201
3/31/2002                   $12,397                    $13,059                       $12,448
4/30/2002                   $12,562                    $13,266                       $12,580
5/31/2002                   $12,399                    $13,220                       $12,480
6/30/2002                   $11,437                    $12,759                       $11,869
7/31/2002                   $11,002                    $12,394                       $11,469
8/31/2002                   $11,104                    $12,555                       $11,641
9/30/2002                   $10,935                    $12,400                       $11,464
10/31/2002                  $10,832                    $12,324                       $11,411
11/30/2002                  $11,704                    $12,976                       $12,042
12/31/2002                  $11,726                    $13,134                       $12,153
1/31/2003                   $12,032                    $13,491                       $12,395
2/28/2003                   $12,197                    $13,691                       $12,553
3/31/2003                   $12,565                    $14,041                       $12,841
4/30/2003                   $13,440                    $14,758                       $13,458
5/31/2003                   $13,667                    $14,971                       $13,602
6/30/2003                   $14,122                    $15,409                       $13,947
7/31/2003                   $14,064                    $15,285                       $13,804
8/31/2003                   $14,378                    $15,455                       $13,971
9/30/2003                   $14,767                    $15,878                       $14,308
10/31/2003                  $15,237                    $16,201                       $14,593
11/30/2003                  $15,485                    $16,424                       $14,774
12/31/2003                  $15,886                    $16,804                       $15,122
1/31/2004                   $16,135                    $17,129                       $15,355
2/29/2004                   $16,157                    $17,137                       $15,318
3/31/2004                   $16,177                    $17,251                       $15,392
4/30/2004                   $16,120                    $17,227                       $15,330
5/31/2004                   $15,829                    $16,955                       $15,096
6/30/2004                   $16,086                    $17,219                       $15,300
7/31/2004                   $16,267                    $17,439                       $15,456
8/31/2004                   $16,608                    $17,723                       $15,708
9/30/2004                   $16,951                    $17,992                       $15,921
10/31/2004                  $17,297                    $18,301                       $16,206
11/30/2004                  $17,483                    $18,534                       $16,399
12/31/2004                  $17,751                    $18,812                       $16,624
1/31/2005                   $17,691                    $18,809                       $16,587
2/28/2005                   $18,045                    $19,058                       $16,818
3/31/2005                   $17,484                    $18,603                       $16,364
4/30/2005                   $17,256                    $18,420                       $16,171
5/31/2005                   $17,616                    $18,645                       $16,412
6/30/2005                   $17,894                    $18,957                       $16,674
7/31/2005                   $18,259                    $19,216                       $16,941
8/31/2005                   $18,282                    $19,315                       $17,015
9/30/2005                   $18,133                    $19,128                       $16,888
10/31/2005                  $17,984                    $18,949                       $16,736
11/30/2005                  $18,271                    $19,078                       $16,888
12/31/2005                  $18,471                    $19,238                       $17,037
1/31/2006                   $18,672                    $19,485                       $17,253
2/28/2006                   $18,875                    $19,681                       $17,401
3/31/2006                   $18,899                    $19,833                       $17,473
4/30/2006                   $18,924                    $19,966                       $17,590
5/31/2006                   $18,859                    $20,021                       $16,960


12 | Annual Report

ENDNOTES

THE RISKS ASSOCIATED WITH HIGHER-YIELDING, LOWER-RATED SECURITIES (COMMONLY CALLED JUNK BONDS) INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. INVESTMENT IN FOREIGN SECURITIES ALSO INVOLVES SPECIAL RISKS, INCLUDING CURRENCY FLUCTUATIONS, AND POLITICAL AND ECONOMIC UNCERTAINTY. IN ADDITION, INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS THE PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:    Shares are available to certain eligible investors as
                  described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the respective class's May dividend and the maximum offering price (NAV for Classes B, C, R and Advisor) per share on 5/31/06.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 5/31/06.

7. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +71.15% and +5.87%.

8. Sources: Credit Suisse; Lipper Inc. The CS High Yield Index is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market. The Lipper High Current Yield Funds Classification Average is calculated by averaging the total returns of funds within the Lipper High Current Yield Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper High Current Yield Funds are defined as funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the 12-month period ended 5/31/06, there were 444 funds in this category. Lipper calculations do not include sales charges.


                                                              Annual Report | 13

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


14 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

------------------------------------------------------------------------------------------------------------------
                                                BEGINNING ACCOUNT       ENDING ACCOUNT      EXPENSES PAID DURING
CLASS A                                           VALUE 12/1/05         VALUE 5/31/06      PERIOD* 12/1/05-5/31/06
------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000               $1,036.40                $3.81
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000               $1,021.19                $3.78
------------------------------------------------------------------------------------------------------------------
CLASS B
------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000               $1,028.80                $6.32
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000               $1,018.70                $6.29
------------------------------------------------------------------------------------------------------------------
CLASS C
------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000               $1,033.60                $6.34
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000               $1,018.70                $6.29
------------------------------------------------------------------------------------------------------------------
CLASS R
------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000               $1,029.30                $5.57
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000               $1,019.45                $5.54
------------------------------------------------------------------------------------------------------------------
ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------
Actual                                                $1,000               $1,032.20                $3.04
------------------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)              $1,000               $1,021.94                $3.02
------------------------------------------------------------------------------------------------------------------

*Expenses are equal to the annualized expense ratio for each class (A: 0.75%; B:
1.25%; C: 1.25%; R: 1.10%; and Advisor: 0.60%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                                                              Annual Report | 15

Franklin High Income Trust

FINANCIAL HIGHLIGHTS

AGE HIGH INCOME FUND

                                                     ----------------------------------------------------------------------------
                                                                                   YEAR ENDED MAY 31,
CLASS A                                                 2006             2005             2004             2003           2002
                                                     ----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year ...............   $     2.09       $     2.02       $     1.88       $     1.87     $     2.09
                                                     ----------------------------------------------------------------------------
Income from investment operations:

 Net investment income a .........................         0.15             0.16             0.16             0.16           0.20

 Net realized and unrealized gains (losses) ......        (0.01)            0.06             0.13             0.01          (0.22)
                                                     ----------------------------------------------------------------------------
Total from investment operations .................         0.14             0.22             0.29             0.17          (0.02)
                                                     ----------------------------------------------------------------------------
Less distributions from net investment income ....        (0.15)           (0.15)           (0.15)           (0.16)         (0.20)
                                                     ----------------------------------------------------------------------------
Redemption fees ..................................           -- c             -- c             -- c             -- c           --
                                                     ----------------------------------------------------------------------------
Net asset value, end of year .....................   $     2.08       $     2.09       $     2.02       $     1.88     $     1.87
                                                     ============================================================================

Total return b ...................................         6.89%           11.14%           15.67%           10.67%         (0.68)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ..................   $2,165,990       $2,233,772       $2,172,749       $2,077,768     $2,024,885

Ratios to average net assets:

 Expenses ........................................         0.75% d          0.74% d          0.75% d          0.76%          0.75%

 Net investment income ...........................         7.17%            7.40%            7.73%            9.72%         10.27%

Portfolio turnover rate ..........................        29.26%           30.19%           44.07%           36.52%         18.56%

a Based on average daily shares outstanding.

b Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.


16 | See notes to financial statements. | Annual Report

Franklin High Income Trust

AGE HIGH INCOME FUND

                                                           -------------------------------------------------------------------
                                                                                    YEAR ENDED MAY 31,
CLASS B                                                      2006           2005           2004           2003          2002
                                                           -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .....................   $   2.08       $   2.02       $   1.88       $   1.87      $   2.08
                                                           -------------------------------------------------------------------
Income from investment operations:

 Net investment income a ...............................       0.14           0.14           0.15           0.16          0.19

 Net realized and unrealized gains (losses) ............      (0.01)          0.06           0.13             --         (0.21)
                                                           -------------------------------------------------------------------
Total from investment operations .......................       0.13           0.20           0.28           0.16         (0.02)
                                                           -------------------------------------------------------------------
Less distributions from net investment income ..........      (0.14)         (0.14)         (0.14)         (0.15)        (0.19)
                                                           -------------------------------------------------------------------
Redemption fees ........................................         -- c           -- c           -- c           -- c          --
                                                           -------------------------------------------------------------------
Net asset value, end of year ...........................   $   2.07       $   2.08       $   2.02       $   1.88      $   1.87
                                                           ===================================================================

Total return b .........................................       6.35%         10.09%         15.12%         10.13%        (0.70)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................   $184,076       $207,881       $207,680       $182,494      $153,639

Ratios to average net assets:

 Expenses ..............................................       1.25% d        1.24% d        1.25% d        1.27%         1.26%

 Net investment income .................................       6.67%          6.90%          7.23%          9.21%         9.75%

Portfolio turnover rate ................................      29.26%         30.19%         44.07%         36.52%        18.56%

a Based on average daily shares outstanding.

b Total return does not reflect contingent deferred sales charges, if applicable.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.


                         Annual Report | See notes to financial statements. | 17

Franklin High Income Trust
FINANCIAL HIGHLIGHTS (CONTINUED)
AGE HIGH INCOME FUND

                                                           -------------------------------------------------------------------
                                                                                    YEAR ENDED MAY 31,
CLASS C                                                      2006           2005           2004           2003         2002
                                                           -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .....................   $   2.10       $   2.03       $   1.89       $   1.88      $   2.09
                                                           -------------------------------------------------------------------
Income from investment operations:

 Net investment income a ...............................       0.14           0.15           0.15           0.16          0.19

 Net realized and unrealized gains (losses) ............      (0.01)          0.06           0.13             --         (0.21)
                                                           -------------------------------------------------------------------
Total from investment operations .......................       0.13           0.21           0.28           0.16         (0.02)
                                                           -------------------------------------------------------------------
Less distributions from net investment income ..........      (0.14)         (0.14)         (0.14)         (0.15)        (0.19)
                                                           -------------------------------------------------------------------
Redemption fees ........................................         -- c           -- c           -- c           -- c          --
                                                           -------------------------------------------------------------------
Net asset value, end of year ...........................   $   2.09       $   2.10       $   2.03       $   1.89      $   1.88
                                                           ===================================================================

Total return b .........................................       6.31%         10.53%         15.01%         10.07%        (0.71)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................   $361,701       $388,250       $416,171       $421,795      $383,584

Ratios to average net assets:

 Expenses ..............................................       1.25% d        1.24% d        1.25% d        1.27%         1.25%

 Net investment income .................................       6.67%          6.90%          7.23%          9.21%         9.76%

Portfolio turnover rate ................................      29.26%         30.19%         44.07%         36.52%        18.56%

a Based on average daily shares outstanding.

b Total return does not reflect contingent deferred sales charges, if applicable.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.


18 | See notes to financial statements. | Annual Report

Franklin High Income Trust

AGE HIGH INCOME FUND

                                                            --------------------------------------------------------------
                                                                                  YEAR ENDED MAY 31,
CLASS R                                                      2006          2005          2004          2003         2002 e
                                                            --------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .....................    $ 2.10        $ 2.03        $ 1.89        $ 1.88        $ 1.93
                                                            --------------------------------------------------------------
Income from investment operations:

 Net investment income a ...............................      0.14          0.15          0.15          0.16          0.08

 Net realized and unrealized gains (losses) ............     (0.01)         0.06          0.13          0.01         (0.05)
                                                            --------------------------------------------------------------
Total from investment operations .......................      0.13          0.21          0.28          0.17          0.03
                                                            --------------------------------------------------------------
Less distributions from net investment income ..........     (0.14)        (0.14)        (0.14)        (0.16)        (0.08)
                                                            --------------------------------------------------------------
Redemption fees ........................................        -- c          -- c          -- c          -- c          --
                                                            --------------------------------------------------------------
Net asset value, end of year ...........................    $ 2.09        $ 2.10        $ 2.03        $ 1.89        $ 1.88
                                                            ==============================================================

Total return b .........................................      6.45%        10.68%        15.17%        10.21%         1.52%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................    $9,972        $5,300        $3,467        $2,574        $  713

Ratios to average net assets:

 Expenses ..............................................      1.10% d       1.09% d       1.10% d       1.12%         1.11% f

 Net investment income .................................      6.82%         7.05%         7.38%         9.36%         9.73% f

Portfolio turnover rate ................................     29.26%        30.19%        44.07%        36.52%        18.56%

a Based on average daily shares outstanding.

b Total return does not reflect contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

c Amount is less than $0.01 per share.

d Benefit of expense reduction is less than 0.01%.

e For the period January 1, 2002 (effective date) to May 31, 2002.

f Annualized.


                         Annual Report | See notes to financial statements. | 19

Franklin High Income Trust

AGE HIGH INCOME FUND

                                                            ------------------------------------------------------------------
                                                                                     YEAR ENDED MAY 31,
ADVISOR CLASS                                                 2006           2005           2004           2003          2002
                                                            ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .....................    $  2.09        $  2.02        $  1.88        $  1.88       $  2.09
                                                            ------------------------------------------------------------------
Income from investment operations:

 Net investment income a ...............................       0.15           0.16           0.16           0.16          0.21

 Net realized and unrealized gains (losses) ............      (0.01)          0.06           0.13            -- b        (0.21)
                                                            ------------------------------------------------------------------
Total from investment operations .......................       0.14           0.22           0.29           0.16            --
                                                            ------------------------------------------------------------------
Less distributions from net investment income ..........      (0.15)         (0.15)         (0.15)         (0.16)        (0.21)
                                                            ------------------------------------------------------------------
Redemption fees ........................................         -- b           -- b           -- b           -- b          --
                                                            ------------------------------------------------------------------
Net asset value, end of year ...........................    $  2.08        $  2.09        $  2.02        $  1.88       $  1.88
                                                            ==================================================================

Total return ...........................................       7.06%         11.29%         15.82%         10.23%        (0.03)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of year (000's) ........................    $43,502        $28,231        $37,569        $28,045       $20,758

Ratios to average net assets:

 Expenses ..............................................       0.60% c        0.59% c        0.60% c        0.62%         0.61%

 Net investment income .................................       7.32%          7.55%          7.88%          9.86%        10.42%

Portfolio turnover rate ................................      29.26%         30.19%         44.07%         36.52%        18.56%

a Based on average daily shares outstanding.

b Amount is less than $0.01 per share.

c Benefit of expense reduction is less than 0.01%.


20 | See notes to financial statements. | Annual Report

Franklin High Income Trust

STATEMENT OF INVESTMENTS, MAY 31, 2006

------------------------------------------------------------------------------------------------------------------------------------
      AGE HIGH INCOME FUND                                                           COUNTRY      PRINCIPAL AMOUNT c       VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS 98.0%
      CORPORATE BONDS 96.9%
      COMMERCIAL SERVICES 4.3%
      Dex Media East LLC, senior sub. note, B, 12.125%, 11/15/12 .............    United States      12,865,000       $   14,569,613
      Dex Media Inc.,
        B, 8.00%, 11/15/13 ...................................................    United States       7,500,000            7,631,250
        senior disc. note, zero cpn. to 11/15/08, 9.00% thereafter,
         11/15/13 ............................................................    United States      12,600,000           10,647,000
      JohnsonDiversey Holdings Inc., senior disc. note, zero cpn. to 5/17/07,
        10.67% thereafter, 5/15/13 ...........................................    United States      35,000,000           30,275,000
      Lamar Media Corp., senior sub. note, 6.625%, 8/15/15 ...................    United States      17,800,000           16,999,000
    a R.H. Donnelley Corp., senior note, 144A, 8.875%, 1/15/16 ...............    United States      13,100,000           13,231,000
      United Rentals North America Inc., senior sub. note, 7.75%,
        11/15/13 .............................................................    United States      26,500,000           26,102,500
                                                                                                                      --------------
                                                                                                                         119,455,363
                                                                                                                      --------------
      COMMUNICATIONS 10.6%
    b Asia Global Crossing Ltd., senior note, 13.375%, 10/15/10 ..............       Bermuda         11,000,000              770,000
      Dobson Cellular Systems Inc., senior secured note, 9.875%,
        11/01/12 .............................................................    United States      18,000,000           19,530,000
      Inmarsat Finance II PLC, senior note, zero cpn. to 11/15/08,
        10.375% thereafter, 11/15/12 .........................................   United Kingdom      37,200,000           31,899,000
      Intelsat Bermuda Ltd., senior note,
         8.25%, 1/15/13 ......................................................       Bermuda         12,200,000           12,306,750
         8.625%, 1/15/15 .....................................................       Bermuda         17,500,000           17,806,250
    b Iridium LLC, senior note, D, 10.875%, 7/15/05 ..........................       Bermuda         17,000,000            4,930,000
      Millicom International Cellular SA, senior note, 10.00%, 12/01/13 ......     Luxembourg        10,000,000           11,250,000
      Nextel Communications Inc., senior note, D, 7.375%, 8/01/15 ............    United States      15,000,000           15,471,900
      Nextel Partners Inc., senior note, 8.125%, 7/01/11 .....................    United States      20,000,000           21,100,000
    a Nordic Telephone Co. Holdings., senior note, 144A, 8.875%,
        5/01/16 ..............................................................       Denmark          7,700,000            7,988,750
      NTL Cable PLC, senior note, 8.75%, 4/15/14 .............................   United Kingdom       8,900,000            8,989,000
      Panamsat Corp., senior note, 9.00%, 8/15/14 ............................    United States      13,177,000           13,737,022
      Qwest Communications International Inc., senior note, 7.50%,
        2/15/14 ..............................................................    United States      35,000,000           34,925,000
      Qwest Corp., 6.875%, 9/15/33 ...........................................    United States      10,000,000            8,862,500
      Rogers Wireless Inc., senior secured note,
         7.25%, 12/15/12 .....................................................       Canada          12,580,000           12,737,250
         7.50%, 3/15/15 ......................................................       Canada          15,500,000           15,848,750
    b RSL Communications PLC,
         senior disc. note, 10.125%, 3/01/08 .................................   United Kingdom      44,500,000            1,335,000
         senior note, 12.00%, 11/01/08 .......................................   United Kingdom       6,250,000              187,500
      Time Warner Telecom Holdings Inc., senior note, 9.25%, 2/15/14 .........    United States       7,600,000            8,141,500
      Verizon New York Inc., 7.375%, 4/01/32 .................................    United States      15,000,000           14,825,490
    a Wind Acquisition Finance SA, senior note, 144A, 10.75%,
        12/01/15 .............................................................        Italy          28,000,000           30,310,000
                                                                                                                      --------------
                                                                                                                         292,951,662
                                                                                                                      --------------


                                                              Annual Report | 21

Franklin High Income Trust

------------------------------------------------------------------------------------------------------------------------------------
      AGE HIGH INCOME FUND                                                           COUNTRY      PRINCIPAL AMOUNT c       VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      CONSUMER DURABLES 6.1%
      D.R. Horton Inc., senior note, 8.50%, 4/15/12 ..........................    United States      13,700,000       $   14,505,861
      Ford Motor Credit Co., 5.625%, 10/01/08 ................................    United States      35,000,000           32,107,530
      General Motors Acceptance Corp., 6.875%, 9/15/11 .......................    United States      65,000,000           61,128,145
      Jostens IH Corp., senior sub. note, 7.625%, 10/01/12 ...................    United States       7,825,000            7,727,188
      KB Home, senior note,
         6.25%, 6/15/15 ......................................................    United States      13,200,000           12,120,636
         7.25%, 6/15/18 ......................................................    United States      14,800,000           14,284,515
      Simmons Bedding Co., senior sub. note, 7.875%, 1/15/14 .................    United States       8,200,000            8,015,500
      William Lyon Homes Inc., senior note,
         7.625%, 12/15/12 ....................................................    United States      10,000,000            8,700,000
         7.50%, 2/15/14 ......................................................    United States      13,500,000           11,407,500
                                                                                                                      --------------
                                                                                                                         169,996,875
                                                                                                                      --------------
      CONSUMER NON-DURABLES 4.0%
    a Reynolds American Inc., 144A, 7.625%, 6/01/16 ..........................    United States      35,000,000           34,790,560
      Smithfield Foods Inc., senior note,
         7.00%, 8/01/11 ......................................................    United States      18,900,000           18,616,500
         7.75%, 5/15/13 ......................................................    United States       9,600,000            9,696,000
      Spectrum Brands Inc., senior sub. note, 7.375%, 2/01/15 ................    United States      32,800,000           26,814,000
      Tyson Foods Inc., 6.60%, 4/01/16 .......................................    United States      20,000,000           19,744,420
                                                                                                                      --------------
                                                                                                                         109,661,480
                                                                                                                      --------------
      CONSUMER SERVICES 19.6%
    b Adelphia Communications Corp., senior note, 10.875%, 10/01/10 ..........    United States      25,000,000           11,812,500
      AMC Entertainment Inc.,
         senior note, B, 8.625%, 8/15/12 .....................................    United States       9,400,000            9,729,000
         senior sub. note, 9.50%, 2/01/11 ....................................    United States       5,000,000            4,987,900
         senior sub. note, 9.875%, 2/01/12 ...................................    United States      12,500,000           12,593,750
      Aztar Corp., senior sub. note, 7.875%, 6/15/14 .........................    United States      13,700,000           14,710,375
      Boyd Gaming Corp., senior sub. note, 6.75%, 4/15/14 ....................    United States      21,600,000           20,952,000
      Cablevision Systems Corp., senior note, B, 8.00%, 4/15/12 ..............    United States      19,200,000           19,104,000
      Caesars Entertainment Inc., senior sub. note, 7.875%, 3/15/10 ..........    United States      20,000,000           21,050,000
    b Callahan Nordrhein-Westfallen, senior disc. note, 16.00%, 7/15/10 ......       Germany         38,000,000                3,800
      CanWest Media Inc., senior sub. note, 8.00%, 9/15/12 ...................       Canada          28,000,000           28,350,000
      CCH I Holdings LLC, senior note, 13.50%, 1/15/14 .......................    United States      15,500,000           10,230,000
      CCH II LLC, senior note, 10.25%, 9/15/10 ...............................    United States      33,800,000           33,884,500
      CSC Holdings Inc., senior deb., 7.625%, 7/15/18 ........................    United States      20,000,000           20,000,000
      DIRECTV Holdings LLC, senior note,
         8.375%, 3/15/13 .....................................................    United States      18,901,000           20,105,939
         6.375%, 6/15/15 .....................................................    United States      10,000,000            9,450,000
      EchoStar DBS Corp., senior note,
         6.375%, 10/01/11 ....................................................    United States      20,000,000           19,250,000
       a 144A, 7.125%, 2/01/16 ...............................................    United States      10,300,000            9,913,750
      Emmis Operating Co., senior sub. note, 6.875%, 5/15/12 .................    United States      16,625,000           16,375,625
    a Hertz Corp., senior note, 144A, 8.875%, 1/01/14 ........................    United States      19,000,000           19,855,000
      Liberty Media Corp., senior note, 5.70%, 5/15/13 .......................    United States      20,000,000           18,479,820
      LIN Television Corp., senior sub. note, 6.50%, 5/15/13 .................    United States      30,000,000           27,975,000


22 | Annual Report

Franklin High Income Trust

------------------------------------------------------------------------------------------------------------------------------------
      AGE HIGH INCOME FUND                                                           COUNTRY      PRINCIPAL AMOUNT c       VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      CONSUMER SERVICES (CONTINUED)
      Mandalay Resort Group,
         senior note, 9.50%, 8/01/08 .........................................    United States       5,900,000       $    6,313,000
         senior sub. note, 10.25%, 8/01/07 ...................................    United States      14,600,000           15,366,500
      MGM MIRAGE Inc., senior note,
         6.625%, 7/15/15 .....................................................    United States      20,000,000           19,100,000
       a 144A, 6.875%, 4/01/16 ...............................................    United States      10,000,000            9,650,000
      Pinnacle Entertainment Inc., senior sub. note, 8.75%, 10/01/13 .........    United States      11,300,000           12,006,250
    a Quebecor Media Inc., senior note, 144A, 7.75%, 3/15/16 .................       Canada           9,200,000            9,384,000
    a Rainbow National Services LLC, senior sub. deb., 144A, 10.375%,
        9/01/14 ..............................................................    United States      29,000,000           32,552,500
      Rogers Cable Inc., senior secured note, 6.75%, 3/15/15 .................       Canada           9,000,000            8,808,750
      Royal Caribbean Cruises Ltd.,
         senior deb., 7.25%, 3/15/18 .........................................    United States      14,400,000           14,452,805
         senior note, 8.00%, 5/15/10 .........................................    United States       4,200,000            4,444,012
         senior note, 6.875%, 12/01/13 .......................................    United States      13,800,000           13,797,295
      Station Casinos Inc.,
         senior note, 6.00%, 4/01/12 .........................................    United States       9,300,000            8,951,250
         senior sub. note, 6.50%, 2/01/14 ....................................    United States       7,000,000            6,720,000
         senior sub. note, 6.875%, 3/01/16 ...................................    United States      15,000,000           14,568,750
      Universal City Development, senior note, 11.75%, 4/01/10 ...............    United States      15,000,000           16,462,500
                                                                                                                      --------------
                                                                                                                         541,390,571
                                                                                                                      --------------
      ELECTRONIC TECHNOLOGY 3.5%
      Flextronics International Ltd., senior sub. note, 6.50%, 5/15/13 .......      Singapore        15,600,000           15,151,500
      L-3 Communications Corp., senior sub. note,
         6.125%, 1/15/14 .....................................................    United States      26,500,000           25,042,500
         5.875%, 1/15/15 .....................................................    United States       3,700,000            3,422,500
         6.375%, 10/15/15 ....................................................    United States       9,300,000            8,835,000
      Sanmina-SCI Corp., senior sub. note,
         6.75%, 3/01/13 ......................................................    United States      14,600,000           13,979,500
         8.125%, 3/01/16 .....................................................    United States      13,700,000           13,802,750
      Xerox Corp., senior note, 6.875%, 8/15/11 ..............................    United States      15,600,000           15,834,000
                                                                                                                      --------------
                                                                                                                          96,067,750
                                                                                                                      --------------
      ENERGY MINERALS 5.3%
      Arch Western Finance, senior note, 6.75%, 7/01/13 ......................    United States      25,000,000           24,375,000
      Chesapeake Energy Corp., senior note,
         6.625%, 1/15/16 .....................................................    United States      10,000,000            9,625,000
         6.25%, 1/15/18 ......................................................    United States      27,600,000           25,806,000
       a 144A, 6.875%, 11/15/20 ..............................................    United States       5,000,000            4,800,000
    a Mariner Energy Inc., senior note, 144A, 7.50%, 4/15/13 .................    United States      25,400,000           24,701,500
    a Massey Energy Co., senior note, 144A, 6.875%, 12/15/13 .................    United States      20,000,000           19,300,000
      Peabody Energy Corp., senior note, B, 6.875%, 3/15/13 ..................    United States      15,900,000           15,979,500
      Pogo Producing Co., senior sub. note, 6.875%, 10/01/17 .................    United States      23,700,000           22,515,000
                                                                                                                      --------------
                                                                                                                         147,102,000
                                                                                                                      --------------


                                                              Annual Report | 23

Franklin High Income Trust

------------------------------------------------------------------------------------------------------------------------------------
      AGE HIGH INCOME FUND                                                           COUNTRY      PRINCIPAL AMOUNT c       VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      HEALTH SERVICES 5.3%
      DaVita Inc.,
         senior note, 6.625%, 3/15/13 ........................................    United States       4,700,000       $    4,541,375
         senior sub. note, 7.25%, 3/15/15 ....................................    United States      18,700,000           18,326,000
      Fresenius Medical Care Capital Trust II, 7.875%, 2/01/08 ...............       Germany         34,600,000           35,292,000
      HCA Inc.,
         6.50%, 2/15/16 ......................................................    United States       5,100,000            4,849,871
         senior note, 8.75%, 9/01/10 .........................................    United States      25,000,000           26,859,650
      Tenet Healthcare Corp., senior note,
         7.375%, 2/01/13 .....................................................    United States      18,000,000           16,740,000
         9.875%, 7/01/14 .....................................................    United States      14,000,000           14,315,000
      Vanguard Health Holding Co. II LLC, senior sub. note, 9.00%,
        10/01/14 .............................................................    United States      25,000,000           25,750,000
                                                                                                                      --------------
                                                                                                                         146,673,896
                                                                                                                      --------------
      INDUSTRIAL SERVICES 4.7%
      Allied Waste North America Inc.,
       a 144A, 7.125%, 5/15/16 ...............................................    United States       4,000,000            3,880,000
         senior note, 7.875%, 4/15/13 ........................................    United States      21,600,000           22,086,000
         senior secured note, B, 5.75%, 2/15/11 ..............................    United States       2,500,000            2,375,000
    a Atlas Pipeline Partners LP, senior note, 144A, 8.125%, 12/15/15 ........    United States      12,100,000           12,402,500
      El Paso Corp., senior note, MTN, 7.75%, 1/15/32 ........................    United States      42,000,000           41,370,000
      Pride International Inc., senior note, 7.35%, 7/15/14 ..................    United States      20,700,000           21,269,250
    b Safety Kleen Services, senior sub. note, 9.25%, 6/01/08 ................    United States      10,000,000               10,000
      Tennessee Gas Pipeline Co., senior deb., 7.00%, 10/15/28 ...............    United States      20,000,000           19,143,500
      Universal Compression Inc., senior note, 7.25%, 5/15/10 ................    United States       7,100,000            7,171,000
                                                                                                                      --------------
                                                                                                                         129,707,250
                                                                                                                      --------------
      NON-ENERGY MINERALS 1.2%
      Ispat Inland ULC, senior secured note, 9.75%, 4/01/14 ..................    United States      15,000,000           16,804,650
    a Novelis Inc., senior note, 144A, 7.25%, 2/15/15 ........................       Canada          17,600,000           16,896,000
                                                                                                                      --------------
                                                                                                                          33,700,650
                                                                                                                      --------------
      PROCESS INDUSTRIES 12.4%
    a Basell AF SCA, senior note, 144A, 8.375%, 8/15/15 ......................       Germany         11,400,000           11,314,500
      BCP Crystal Holdings Corp., senior sub. note, 9.625%, 6/15/14 ..........    United States      22,455,000           24,756,637
      Buckeye Technologies Inc.,
         senior note, 8.50%, 10/01/13 ........................................    United States      11,700,000           11,524,500
         senior sub. note, 8.00%, 10/15/10 ...................................    United States       8,850,000            8,363,250
    a Crown Americas Inc., senior note, 144A, 7.75%, 11/15/15 ................    United States      28,000,000           28,350,000
      Equistar Chemicals LP, senior note,
         8.75%, 2/15/09 ......................................................    United States      20,000,000           20,975,000
         10.625%, 5/01/11 ....................................................    United States       4,400,000            4,785,000
      Georgia-Pacific Corp., senior note, 8.00%, 1/15/24 .....................    United States      13,000,000           12,610,000
    a Huntsman International LLC, senior sub. note, 144A, 7.875%,
        1/01/15 ..............................................................    United States      10,000,000            9,750,000
      IMC Global Inc., senior note, 10.875%, 8/01/13 .........................    United States      28,000,000           31,850,000
      Jefferson Smurfit Corp., senior note, 7.50%, 6/01/13 ...................    United States      10,100,000            9,140,500
      JSG Funding PLC, senior sub. note, 7.75%, 4/01/15 ......................       Ireland         11,000,000           10,120,000


24 | Annual Report

Franklin High Income Trust

------------------------------------------------------------------------------------------------------------------------------------
      AGE HIGH INCOME FUND                                                           COUNTRY      PRINCIPAL AMOUNT c       VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      PROCESS INDUSTRIES (CONTINUED)
      Lyondell Chemical Co., senior secured note, 10.50%, 6/01/13 ............    United States      17,400,000       $   19,575,000
      MDP Acquisitions PLC, senior note, 9.625%, 10/01/12 ....................       Ireland         18,600,000           19,483,500
      Nalco Co.,
         senior note, 7.75%, 11/15/11 ........................................    United States       2,700,000            2,720,250
         senior sub. note, 8.875%, 11/15/13 ..................................    United States      30,000,000           31,012,500
      NewPage Corp., senior secured note, 10.00%, 5/01/12 ....................    United States      20,000,000           21,250,000
      Owens-Brockway Glass Container Inc., senior note, 6.75%,
        12/01/14 .............................................................    United States       6,700,000            6,381,750
      Owens-Illinois Inc., senior note, 7.80%, 5/15/18 .......................    United States      29,000,000           28,057,500
d,e,f Pindo Deli Finance Mauritius Ltd., 144A,
       g FRN, 6.00%, 4/29/15 .................................................      Indonesia         3,256,502              736,621
       g FRN, 5.664%, 4/29/18 ................................................      Indonesia         8,467,542            1,915,358
         zero cpn., 4/29/25 ..................................................      Indonesia        17,495,011            3,957,371
      Rhodia SA, senior note, 10.25%, 6/01/10 ................................       France          19,557,000           21,586,039
d,e,f Tjiwi Kimia Finance Mauritius, secured note, 144A,
       g FRN, 6.00%, 4/29/15 .................................................      Indonesia         1,628,955              483,311
       g FRN, 6.00%, 4/29/18 .................................................      Indonesia         4,192,714            1,243,978
         zero cpn., 4/29/25 ..................................................      Indonesia         5,386,416            1,598,150
                                                                                                                      --------------
                                                                                                                         343,540,715
                                                                                                                      --------------
      PRODUCER MANUFACTURING 4.8%
      Case New Holland Inc., senior note, 9.25%, 8/01/11 .....................    United States      32,000,000           34,160,000
      Cooper-Standard Automotive Inc.,
         senior note, 7.00%, 12/15/12 ........................................    United States       7,500,000            6,918,750
         senior sub. note, 8.375%, 12/15/14 ..................................    United States      17,500,000           14,590,538
    b Goss Graphic Systems Inc., senior sub. note, 12.25%, 11/19/05 ..........    United States       9,053,899                   --
    a Invensys PLC, senior note, 144A, 9.875%, 3/15/11 .......................   United Kingdom      18,000,000           19,620,000
      Milacron Escrow Corp., senior secured note, 11.50%, 5/15/11 ............    United States       5,700,000            5,400,750
      Nortek Inc., senior sub. note, 8.50%, 9/01/14 ..........................    United States      21,000,000           21,210,000
      Russel Metals Inc., senior note, 6.375%, 3/01/14 .......................    United States      15,000,000           14,550,000
      TRW Automotive Inc., senior note, 9.375%, 2/15/13 ......................    United States      15,203,000           16,457,247
                                                                                                                      --------------
                                                                                                                         132,907,285
                                                                                                                      --------------
      REAL ESTATE INVESTMENT TRUSTS 1.5%
      Host Marriott LP, senior note,
       a 144A, 6.75%, 6/01/16 ................................................    United States       9,500,000            9,274,375
         K, 7.125%, 11/01/13 .................................................    United States      20,000,000           20,200,000
         M, 7.00%, 8/15/12 ...................................................    United States       7,100,000            7,153,250
         O, 6.375%, 3/15/15 ..................................................    United States       4,100,000            3,925,750
                                                                                                                      --------------
                                                                                                                          40,553,375
                                                                                                                      --------------
      RETAIL TRADE 2.2%
      Rite Aid Corp.,
         senior deb., 7.70%, 2/15/27 .........................................    United States      10,000,000            8,250,000
       a senior note, 144A, 6.125%, 12/15/08 .................................    United States      26,900,000           26,294,750
      Stater Brothers Holdings Inc., senior note, 8.125%, 6/15/12 ............    United States      25,800,000           25,735,500
                                                                                                                      --------------
                                                                                                                          60,280,250
                                                                                                                      --------------


                                                              Annual Report | 25

Franklin High Income Trust

------------------------------------------------------------------------------------------------------------------------------------
      AGE HIGH INCOME FUND                                                           COUNTRY      PRINCIPAL AMOUNT c       VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      CORPORATE BONDS (CONTINUED)
      TECHNOLOGY SERVICES 2.2%
    b PSINet Inc., senior note, 11.00%, 8/01/09 ..............................    United States      18,750,000       $       11,719
    a SunGard Data Systems Inc.,
         senior note, 144A, 9.125%, 8/15/13 ..................................    United States      11,100,000           11,696,625
         senior sub. note, 144A, 10.25%, 8/15/15 .............................    United States      20,000,000           21,000,000
      UGS Corp., senior sub. note, 10.00%, 6/01/12 ...........................    United States      25,000,000           27,250,000
                                                                                                                      --------------
                                                                                                                          59,958,344
                                                                                                                      --------------
      TRANSPORTATION 0.9%
      Great Lakes Dredge & Dock Co., senior sub. note, 7.75%, 12/15/13 .......    United States      25,900,000           23,828,000
                                                                                                                      --------------
      UTILITIES 8.3%
    a AES Corp., senior secured note, 144A, 9.00%, 5/15/15 ...................    United States      26,000,000           28,275,000
    a Allegheny Energy Supply Co. LLC, 144A, 8.25%, 4/15/12 ..................    United States      25,000,000           26,937,500
      Aquila Inc., senior note, 14.875%, 7/01/12 .............................    United States      30,000,000           40,425,000
a,b,f Calpine Corp., senior secured note, 144A, 8.75%, 7/15/13 ...............    United States      20,000,000           19,350,000
      Dynegy Holdings Inc., senior note,
         8.75%, 2/15/12 ......................................................    United States       6,100,000            6,344,000
       a 144A, 8.375%, 5/01/16 ...............................................    United States      22,700,000           22,700,000
      ESI Tractebel Acquisition Corp., secured note, 7.99%, 12/30/11 .........    United States       6,648,000            6,913,475
      Midland Funding II, sub. secured lease obligation, B, 13.25%,
        7/23/06 ..............................................................    United States       8,490,640            8,600,917
      Midwest Generation LLC, senior secured note, 8.75%, 5/01/34 ............    United States      31,600,000           33,970,000
    a Mirant North America LLC, senior note, 144A, 7.375%, 12/31/13 ..........    United States      11,900,000           11,810,750
      NRG Energy Inc., senior note,
         7.25%, 2/01/14 ......................................................    United States       8,500,000            8,521,250
         7.375%, 2/01/16 .....................................................    United States      16,700,000           16,762,625
                                                                                                                      --------------
                                                                                                                         230,610,517
                                                                                                                      --------------
      TOTAL CORPORATE BONDS (COST $2,746,266,999) ............................                                         2,678,385,983
                                                                                                                      --------------
      FOREIGN GOVERNMENT AND AGENCY SECURITIES
       (COST $1,392,142) 0.0% h
      GOVERNMENT BOND 0.0% h
      Eskom, E168, 11.00%, 6/01/08 ...........................................     South Africa       5,300,000 ZAR          834,525
                                                                                                                      --------------

                                                                                                  ------------------
                                                                                                        SHARES
                                                                                                  ------------------
      COMMON STOCKS 0.2%
      COMMUNICATIONS 0.2%
    e Embarq Corp. ...........................................................    United States           8,155              339,806
      NTL Inc. ...............................................................   United Kingdom          50,873            1,357,292
      Sprint Nextel Corp. ....................................................    United States         163,094            3,459,224
                                                                                                                      --------------
                                                                                                                           5,156,322
                                                                                                                      --------------


26 | Annual Report

Franklin High Income Trust

------------------------------------------------------------------------------------------------------------------------------------
      AGE HIGH INCOME FUND                                                           COUNTRY           SHARES              VALUE
------------------------------------------------------------------------------------------------------------------------------------
      LONG TERM INVESTMENTS (CONTINUED)
      COMMON STOCKS (CONTINUED)
      PRODUCER MANUFACTURING 0.0% h
  d,e Cambridge Industries Liquidating Trust Interest ........................    United States       4,853,892       $        5,339
  d,e Goss Holdings Inc., B ..................................................    United States         211,174                   --
  e,i Harvard Industries Inc. ................................................    United States         793,966                7,940
d,e,i VS Holdings Inc. .......................................................    United States       1,685,375                   --
                                                                                                                      --------------
                                                                                                                              13,279
                                                                                                                      --------------
      TOTAL COMMON STOCKS (COST $30,342,353) .................................                                             5,169,601
                                                                                                                      --------------
      PREFERRED STOCK (COST $24,700,000) 0.0% h
      PROCESS INDUSTRIES 0.0% h
b,d,f Asia Pulp & Paper Co. Ltd., 12.00%, pfd., Perpetual ....................      Indonesia        24,700,000              269,230
                                                                                                                      --------------
      CONVERTIBLE PREFERRED STOCK (COST $26,500,000) 0.9%
      UTILITIES 0.9%
      CMS Energy Trust I, 7.75%, cvt. pfd. ...................................    United States         530,000           25,959,294
                                                                                                                      --------------
      TOTAL LONG TERM INVESTMENTS (COST $2,829,201,494) ......................                                         2,710,618,633
                                                                                                                      --------------
      SHORT TERM INVESTMENT (COST $13,056,841) 0.5%
      MONEY MARKET FUND 0.5%
    j Franklin Institutional Fiduciary Trust Money Market Portfolio,
        4.71% ................................................................    United States      13,056,841           13,056,841
                                                                                                                      --------------
      TOTAL INVESTMENTS (COST $2,842,258,335) 98.5% ..........................                                         2,723,675,474
      OTHER ASSETS, LESS LIABILITIES 1.5% ....................................                                            41,565,915
                                                                                                                      --------------
      NET ASSETS 100.0% ......................................................                                        $2,765,241,389
                                                                                                                      ==============

CURRENCY ABBREVIATIONS

ZAR - South African Rand

SELECTED PORTFOLIO ABBREVIATIONS

FRN - Floating Rate Note
MTN - Medium Term Notes

a Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At May 31, 2006, the aggregate value of these securities was $496,029,060, representing 17.94% of net assets.

b See Note 8 regarding defaulted securities.

c The principal amount is stated in U.S. dollars unless otherwise indicated.

d See Note 9 regarding restricted securities.

e Non-income producing.

f See Note 11 regarding other considerations.

g The coupon rate shown represents the rate at period end.

h Rounds to less than 0.1% of net assets.

i See Note 10 regarding holdings of 5% voting securities.

j See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.


                         Annual Report | See notes to financial statements. | 27

Franklin High Income Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
May 31, 2006

                                                                 --------------
                                                                    AGE HIGH
                                                                   INCOME FUND
                                                                 --------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ...............................    $2,801,977,633
  Cost - Non-controlled affiliated issuers (Note 10) ........        27,223,861
  Cost - Sweep Money Fund (Note 7) ..........................        13,056,841
                                                                 --------------
  Total cost of investments .................................    $2,842,258,335
                                                                 ==============
  Value - Unaffiliated issuers ..............................    $2,710,610,693
  Value - Non-controlled affiliated issuers (Note 10) .......             7,940
  Value - Sweep Money Fund (Note 7) .........................        13,056,841
                                                                 --------------
  Total value of investments ................................     2,723,675,474
 Cash .......................................................            11,576
 Receivables:
  Investment securities sold ................................         5,266,300
  Capital shares sold .......................................         2,991,979
  Dividends and interest ....................................        53,568,003
                                                                 --------------
        Total assets ........................................     2,785,513,332
                                                                 --------------
Liabilities:
 Payables:
  Investment securities purchased ...........................         4,490,801
  Capital shares redeemed ...................................         5,708,606
  Affiliates ................................................         1,818,794
 Deferred sales proceeds (Note 11) ..........................         7,716,314
 Accrued expenses and other liabilities .....................           537,428
                                                                 --------------
        Total liabilities ...................................        20,271,943
                                                                 --------------
          Net assets, at value ..............................    $2,765,241,389
                                                                 ==============
Net assets consist of:
 Paid-in capital ............................................    $3,862,199,554
 Undistributed net investment income ........................           655,957
 Net unrealized appreciation (depreciation) .................      (118,586,774)
 Accumulated net realized gain (loss) .......................      (979,027,348)
                                                                 --------------
          Net assets, at value ..............................    $2,765,241,389
                                                                 ==============


28 | See notes to financial statements. | Annual Report

Franklin High Income Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
May 31, 2006

                                                                                 --------------
                                                                                    AGE HIGH
                                                                                   INCOME FUND
                                                                                 --------------
CLASS A:
 Net assets, at value .......................................................    $2,165,990,058
                                                                                 ==============
 Shares outstanding .........................................................     1,041,608,689
                                                                                 ==============
 Net asset value per share a ................................................    $         2.08
                                                                                 ==============
 Maximum offering price per share (net asset value per share / 95.75%) ......    $         2.17
                                                                                 ==============
CLASS B:
 Net assets, at value .......................................................    $  184,076,201
                                                                                 ==============
 Shares outstanding .........................................................        88,743,481
                                                                                 ==============
 Net asset value and maximum offering price per share a .....................    $         2.07
                                                                                 ==============
CLASS C:
 Net assets, at value .......................................................    $  361,701,219
                                                                                 ==============
 Shares outstanding .........................................................       173,095,470
                                                                                 ==============
 Net asset value and maximum offering price per share a .....................    $         2.09
                                                                                 ==============
CLASS R:
 Net assets, at value .......................................................    $    9,972,112
                                                                                 ==============
 Shares outstanding .........................................................         4,760,204
                                                                                 ==============
 Net asset value and maximum offering price per share a .....................    $         2.09
                                                                                 ==============
ADVISOR CLASS:
 Net assets, at value .......................................................    $   43,501,799
                                                                                 ==============
 Shares outstanding .........................................................        20,914,138
                                                                                 ==============
 Net asset value and maximum offering price per share a .....................    $         2.08
                                                                                 ==============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                         Annual Report | See notes to financial statements. | 29

Franklin High Income Trust

STATEMENT OF OPERATIONS
for the year ended May 31, 2006

                                                                                    ------------
                                                                                      AGE HIGH
                                                                                     INCOME FUND
                                                                                    ------------
Investment income:
 Dividends:
  Unaffiliated issuers .........................................................    $  2,086,349
  Sweep Money Fund (Note 7) ....................................................       1,743,140
 Interest ......................................................................     221,084,549
                                                                                    ------------
        Total investment income ................................................     224,914,038
                                                                                    ------------
Expenses:
 Management fees (Note 3a) .....................................................      12,876,383
 Distribution fees: (Note 3c)
  Class A ......................................................................       3,259,931
  Class B ......................................................................       1,279,503
  Class C ......................................................................       2,463,418
  Class R ......................................................................          35,018
 Transfer agent fees (Note 3e) .................................................       3,365,520
 Custodian fees (Note 4) .......................................................          59,592
 Reports to shareholders .......................................................         310,316
 Registration and filing fees ..................................................         152,583
 Professional fees .............................................................          53,726
 Trustees' fees and expenses ...................................................          76,128
 Other .........................................................................          51,861
                                                                                    ------------
        Total expenses .........................................................      23,983,979
        Expense reductions (Note 4) ............................................         (21,795)
                                                                                    ------------
          Net expenses .........................................................      23,962,184
                                                                                    ------------
           Net investment income ...............................................     200,951,854
                                                                                    ------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments
    Unaffiliated issuers .......................................................     (54,522,405)
    Non-controlled affiliated issuers (Note 10) ................................      (3,229,128)
  Foreign currency transactions ................................................         (43,028)
                                                                                    ------------
           Net realized gain (loss) ............................................     (57,794,561)
                                                                                    ------------
Net change in unrealized appreciation (depreciation) on:
  Investments ..................................................................      45,371,924
  Translation of assets and liabilities denominated in foreign currencies ......          40,480
                                                                                    ------------
           Net change in unrealized appreciation (depreciation) ................      45,412,404
                                                                                    ------------
Net realized and unrealized gain (loss) ........................................     (12,382,157)
                                                                                    ------------
Net increase (decrease) in net assets resulting from operations ................    $188,569,697
                                                                                    ============


30 | See notes to financial statements. | Annual Report

Franklin High Income Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   --------------------------------
                                                                                                         AGE HIGH INCOME FUND
                                                                                                   --------------------------------
                                                                                                          YEAR ENDED MAY 31,
                                                                                                        2006              2005
                                                                                                   --------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ........................................................................   $  200,951,854    $  216,844,180
  Net realized gain (loss) from investments and foreign currency transactions ..................      (57,794,561)      (87,298,973)
  Net change in unrealized appreciation (depreciation) on investments and translation of assets
   and liabilities denominated in foreign currencies ...........................................       45,412,404       174,314,338
                                                                                                   --------------------------------
        Net increase (decrease) in net assets resulting from operations ........................      188,569,697       303,859,545
Distributions to shareholders from net investment income:
  Class A ......................................................................................     (158,689,213)     (162,906,782)
  Class B ......................................................................................      (13,193,625)      (14,664,330)
  Class C ......................................................................................      (25,105,937)      (27,933,386)
  Class R ......................................................................................         (458,602)         (304,203)
  Advisor Class ................................................................................       (2,709,760)       (2,774,213)
                                                                                                   --------------------------------
Total distributions to shareholders ............................................................     (200,157,137)     (208,582,914)
                                                                                                   --------------------------------
Capital share transactions: (Note 2)
  Class A ......................................................................................      (58,542,949)      (11,782,866)
  Class B ......................................................................................      (23,102,670)       (6,726,218)
  Class C ......................................................................................      (25,230,785)      (41,971,635)
  Class R ......................................................................................        4,727,726         1,716,595
  Advisor Class ................................................................................       15,528,418       (10,736,797)
                                                                                                   --------------------------------
Total capital share transactions ...............................................................      (86,620,260)      (69,500,921)
                                                                                                   --------------------------------
Redemption fees ................................................................................           15,516            21,759
                                                                                                   --------------------------------
        Net increase (decrease) in net assets ..................................................      (98,192,184)       25,797,469
Net assets:
 Beginning of year .............................................................................    2,863,433,573     2,837,636,104
                                                                                                   --------------------------------
 End of year ...................................................................................   $2,765,241,389    $2,863,433,573
                                                                                                   ================================
Undistributed net investment income included in net assets:
 End of year ...................................................................................   $      655,957    $    2,977,730
                                                                                                   ================================


                         Annual Report | See notes to financial statements. | 31

Franklin High Income Trust

NOTES TO FINANCIAL STATEMENTS

AGE HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin High Income Trust (the Trust) is registered under the Investment Company Act of 1940 (1940 Act) as a diversified, open-end investment company, consisting of one fund, the AGE High Income Fund (the Fund). The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

On May 10, 2006, the Trust's Board of Trustees approved a proposal to change the name of the Fund to Franklin High Income Fund, effective October 1, 2006.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities,


32 | Annual Report

Franklin High Income Trust

AGE HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate on a specified date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.


                                                              Annual Report | 33

Franklin High Income Trust

AGE HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES

No provision has been made for U.S. income taxes because the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in class-level expenses may result in payment of different per share distributions by class.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any Fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.


34 | Annual Report

Franklin High Income Trust

AGE HIGH INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At May 31, 2006, there were an unlimited number of shares authorized (no par value). Transactions in the Fund's shares were as follows:

                                                 --------------------------------------------------------------------
                                                                          YEAR ENDED MAY 31,
                                                               2006                                 2005
                                                     SHARES            AMOUNT             SHARES            AMOUNT
                                                 --------------------------------------------------------------------
CLASS A SHARES:
 Shares sold .................................     170,002,845     $ 356,371,930        239,265,772     $ 502,017,517
 Shares issued in reinvestment
  of distributions ...........................      40,610,101        85,044,157         40,718,892        85,126,959
 Shares redeemed .............................    (238,608,772)     (499,959,036)      (285,406,315)     (598,927,342)
                                                 --------------------------------------------------------------------
 Net increase (decrease) .....................     (27,995,826)    $ (58,542,949)        (5,421,651)    $ (11,782,866)
                                                 ====================================================================
CLASS B SHARES:
 Shares sold .................................       4,510,866     $   9,424,700         14,098,824     $  29,448,490
 Shares issued in reinvestment
  of distributions ...........................       3,216,244         6,724,517          3,523,859         7,349,610
 Shares redeemed .............................     (18,770,590)      (39,251,887)       (20,807,235)      (43,524,318)
                                                 --------------------------------------------------------------------
 Net increase (decrease) .....................     (11,043,480)    $ (23,102,670)        (3,184,552)    $  (6,726,218)
                                                 ====================================================================
CLASS C SHARES:
 Shares sold .................................      35,228,120     $  74,193,863         40,448,987     $  85,397,167
 Shares issued in reinvestment
  of distributions ...........................       6,999,138        14,728,015          7,767,097        16,316,793
 Shares redeemed .............................     (54,212,764)     (114,152,663)       (68,179,143)     (143,685,595)
                                                 --------------------------------------------------------------------
 Net increase (decrease) .....................     (11,985,506)    $ (25,230,785)       (19,963,059)    $ (41,971,635)
                                                 ====================================================================
CLASS R SHARES:
 Shares sold .................................       2,983,013     $   6,297,039          2,101,477     $   4,441,998
 Shares issued in reinvestment
  of distributions ...........................         189,462           399,884            124,765           262,919
 Shares redeemed .............................        (932,997)       (1,969,197)        (1,410,510)       (2,988,322)
                                                 --------------------------------------------------------------------
 Net increase (decrease) .....................       2,239,478     $   4,727,726            815,732     $   1,716,595
                                                 ====================================================================


                                                              Annual Report | 35

Franklin High Income Trust

AGE HIGH INCOME FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                  -------------------------------------------------------------------
                                                                           YEAR ENDED MAY 31,
                                                               2006                                 2005
                                                  -------------------------------------------------------------------
                                                      SHARES           AMOUNT             SHARES            AMOUNT
                                                  -------------------------------------------------------------------
ADVISOR CLASS SHARES:
 Shares sold .................................      13,500,384      $ 28,225,300          5,221,125      $ 10,967,289
 Shares issued in reinvestment
  of distributions ...........................         863,261         1,810,081            893,034         1,870,196
 Shares redeemed .............................      (6,958,695)      (14,506,963)       (11,171,667)      (23,574,282)
                                                  -------------------------------------------------------------------
 Net increase (decrease) .....................       7,404,950      $ 15,528,418         (5,057,508)     $(10,736,797)
                                                  ===================================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

---------------------------------------------------------------------------------------------
SUBSIDIARY                                                           AFFILIATION
---------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                   Investment manager
Franklin Templeton Services, LLC (FT Services)                       Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)                 Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)        Transfer agent

A. MANAGEMENT FEES

Effective April 1, 2006, the Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE      NET ASSETS
--------------------------------------------------------------------------------
       0.625%            Up to and including $100 million
       0.500%            Over $100 million, up to and including $250 million
       0.450%            Over $250 million, up to and including $10 billion
       0.440%            Over $10 billion, up to and including $12.5 billion
       0.420%            Over $12.5 billion, up to and including $15 billion
       0.400%            Over $15 billion, up to and including $17.5 billion
       0.380%            Over $17.5 billion, up to and including $20 billion
       0.360%            Over $20 billion, up to and including $35 billion
       0.355%            Over $35 billion, up to and including $50 billion
       0.350%            In excess of $50 billion

Prior to April 1, 2006, the annualized rate of 0.450% was applicable to net assets in excess of $250 million.


36 | Annual Report

Franklin High Income Trust

AGE HIGH INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors up to 0.15% per year of Class A's average daily net assets for costs incurred in connection with the sale and distribution of the Fund's shares. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class B ..................................................   0.65%
Class C ..................................................   0.65%
Class R ..................................................   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges received a ...............................   $585,724
Contingent deferred sales charges retained .............   $376,970

a Net of commissions paid to unaffiliated broker/dealers.

E. TRANSFER AGENT FEES

The Fund paid transfer agent fees of $3,365,520, of which $2,370,106 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2006, the custodian fees were reduced as noted in the Statement of Operations.


                                                              Annual Report | 37

Franklin High Income Trust

AGE HIGH INCOME FUND

5. INCOME TAXES

At May 31, 2006, the Fund had tax basis capital losses which may be carried over to offset future capital gains, if any. At May 31, 2006, the capital loss carryforwards were as follows:

Capital loss carryovers expiring in:
 2009 ..........................................................   $126,000,271
 2010 ..........................................................    147,493,159
 2011 ..........................................................    273,783,877
 2012 ..........................................................    273,526,078
 2013 ..........................................................     57,417,407
 2014 ..........................................................    100,391,652
                                                                   ------------
                                                                   $978,612,444
                                                                   ============

The tax character of distributions paid during the years ended May 31, 2006 and 2005, was as follows:

                                                   -----------------------------
                                                       2006             2005
                                                   -----------------------------
Distribution paid from ordinary income .........   $200,157,137     $208,582,914

At May 31, 2006, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ..........................................   $2,845,954,045
                                                                 ==============
Unrealized appreciation ......................................   $  102,559,082
Unrealized depreciation ......................................     (224,837,653)
                                                                 --------------
Net unrealized appreciation (depreciation) ...................   $ (122,278,571)
                                                                 ==============
Distributable earnings - undistributed ordinary income .......   $    7,332,058
                                                                 ==============

Net investment income and net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, paydown losses, and bond discounts and premiums.


38 | Annual Report

Franklin High Income Trust

AGE HIGH INCOME FUND

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2006, aggregated $809,001,096 and $837,321,562, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CREDIT RISK AND DEFAULTED SECURITIES

The Fund has 94.19% of its portfolio invested in below investment grade and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At May 31, 2006, the aggregate value of these securities was $38,679,749, representing 1.40% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

9. RESTRICTED SECURITIES

The Fund may invest in securities that are restricted under the Securities Act of 1933 (the 1933 Act) or which are subject to legal, contractual, or other agreed upon restrictions on resale. Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund has registration rights for certain restricted securities held at period end. The issuer generally incurs all registration costs.


                                                              Annual Report | 39

Franklin High Income Trust

AGE HIGH INCOME FUND

9. RESTRICTED SECURITIES (CONTINUED)

At May 31, 2006, the Fund held investments in restricted securities, excluding 144A securities deemed to be liquid, valued in accordance with procedures approved by the Fund's Board of Trustees as reflecting fair value, as follows:

PRINCIPAL AMOUNT/                                                        ACQUISITION
     SHARES           ISSUER                                                 DATE           COST            VALUE
--------------------------------------------------------------------------------------------------------------------
   24,700,000         Asia Pulp & Paper Co. Ltd., 12.00% pfd.,
                       Perpetual .....................................      2/14/97      $24,700,000     $   269,230
    4,853,892         Cambridge Industries Liquidating Trust
                        Interest .....................................      1/09/02               --           5,339
      211,174       a Goss Holdings Inc., B ..........................      11/17/99         422,348              --
    3,256,502         Pindo Deli Finance Mauritius Ltd., 144A,
                        FRN, 6.00%, 4/29/15 ..........................      4/29/05          756,681         736,621
    8,467,542         Pindo Deli Finance Mauritius Ltd., 144A,
                        FRN, 5.664%, 4/29/18 .........................      4/29/05        1,967,518       1,915,358
   17,495,011         Pindo Deli Finance Mauritius Ltd., 144A,
                        zero cpn., 4/29/25 ...........................      4/29/05        4,065,141       3,957,371
    1,628,955         Tjiwi Kimia Finance Mauritius, secured
                        note, 144A, FRN, 6.00%, 4/29/15 ..............      4/29/05          496,505         483,311
    4,192,714         Tjiwi Kimia Finance Mauritius, secured
                        note, 144A, FRN, 6.00%, 4/29/18 ..............      4/29/05        1,277,939       1,243,978
    5,386,416         Tjiwi Kimia Finance Mauritius, secured
                        note, 144A, zero cpn., 4/29/25 ...............      4/29/05        1,641,780       1,598,150
    1,685,375         VS Holding Inc. ................................      12/06/01       1,685,375              --
                                                                                                         -----------
                      TOTAL RESTRICTED SECURITIES (0.37% of Net Assets) ............................     $10,209,358
                                                                                                         ===========

a The Fund also invests in unrestricted securities of the issuer, valued at $0 as of May 31, 2006.

10. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the period ended May 31, 2006 were as shown below.

                                             NUMBER OF                             NUMBER OF
                                            SHARES HELD                           SHARES HELD     VALUE                   REALIZED
                                            AT BEGINNING    GROSS       GROSS       AT END       AT END    INVESTMENT     CAPITAL
NAME OF ISSUER                                OF YEAR     ADDITIONS   REDUCTIONS    OF YEAR      OF YEAR     INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
NON-CONTROLLED AFFILIATES
Harvard Industries Inc. ..................      793,966        --             --      793,966    $7,940      $   --     $        --
International Wireless Communications ....
 Holdings Inc. ...........................    1,759,743        --      1,759,743           --        --          --      (3,229,128)
VS Holdings Inc. .........................    1,685,375        --             --    1,685,375        --          --              --
                                                                                                 ----------------------------------
TOTAL AFFILIATED SECURITIES (0.00% OF
NET ASSETS) a ...............................................................................    $7,940      $   --     $(3,229,128)
                                                                                                 ==================================

a Rounds to less than 0.01% of net assets.


 40 | Annual Report

Franklin High Income Trust

AGE HIGH INCOME FUND

11. OTHER CONSIDERATIONS

Subject to certain terms and conditions, the Fund has agreed to sell its holdings in Asia Pulp & Paper Co. Ltd., Pindo Deli Finance Mauritius Ltd., and Tjiwi Kimia Finance Mauritius in November 2006. Until the completion of sale, the transaction will be accounted for as a secured borrowing with a pledge of collateral and any preliminary sales proceeds or other interest and cash distributions received are deferred until the completion of the transaction.

Directors or employees of Advisers, as the Fund's Investment Manager, may serve as members of various bondholders' steering committees, on credit committees, or may represent the Fund in certain corporate restructuring negotiations. At May 31, 2006, such individuals serve in one or more of these capacities for Calpine Corp. As a result of this involvement, such individuals may be in possession of certain material non-public information. If the Fund's Investment Manager, while in possession of such information, seeks to buy or sell this security, it will comply with all applicable federal securities laws.

12. REGULATORY MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators.

Specifically, the Company entered into settlements with the Securities and Exchange Commission ("SEC") concerning market timing (the "August 2, 2004 SEC Order") and marketing support payments to securities dealers who sell fund shares (the "December 13, 2004 SEC Order") and with the California Attorney General's Office ("CAGO") concerning marketing support payments to securities dealers who sell fund shares (the "CAGO Settlement"). Under the terms of the settlements with the SEC and the CAGO, the Company retained an Independent Distribution Consultant ("IDC") to develop separate plans for distribution of the respective settlement monies. The CAGO approved the distribution plan pertaining to the distribution of the monies owed under the CAGO settlement agreement, and in March 2005, the disbursement of monies to the relevant funds in accordance with the terms and conditions of that settlement was completed. The Trust did not participate in the CAGO Settlement.

On June 23, 2006, the SEC approved the IDC's proposed plan of distribution arising from the December 13, 2004 SEC Order. Disbursement of the settlement monies to the designated funds in accordance with the terms and conditions of the SEC's order and the plan is expected to occur


                                                              Annual Report | 41

Franklin High Income Trust

AGE HIGH INCOME FUND

12. REGULATORY MATTERS (CONTINUED)

by the end of July 2006, or shortly thereafter. The Trust did not participate in the December 13, 2004 SEC Order. The IDC has also completed a proposed Plan of Distribution under the August 2, 2004 SEC Order resolving the SEC's market timing investigation and has submitted that plan to the SEC staff, where it is under review. When approved, disbursements of settlement monies relating to the August 2, 2004 SEC Order will be made promptly in accordance with the terms and conditions of that order.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, directors, and/or employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.) relating to the industry practices referenced above, as well as to allegedly excessive advisory fees, commissions, and/or 12b-1 fees. The lawsuits were filed in different courts throughout the country. Many of those suits are now pending in a multi-district litigation in the United States District Court for the District of Maryland.

The Company and fund management strongly believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or its shareholders whole, as appropriate.


42 | Annual Report

Franklin High Income Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF FRANKLIN HIGH INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AGE High Income Fund (the "Fund") at May 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
July 13, 2006


                                                              Annual Report | 43

Franklin High Income Trust

TAX DESIGNATION (UNAUDITED)

Under Section 871(k)(1)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $174,364,566 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended May 31, 2006.


44 | Annual Report

Franklin High Income Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                             LENGTH OF         FUND COMPLEX OVERSEEN
AND ADDRESS                   POSITION          TIME SERVED       BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
ROBERT F. CARLSON (1928)      Trustee           Since 1982        56                         None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, senior member and past President, Board of Administration, California Public Employees Retirement Systems (CALPERS);
and FORMERLY, member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and
Chief Counsel, California Department of Transportation.
------------------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (1932)    Trustee           Since 1992        142                        None
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney; and FORMERLY, member of the law firm of Pitney, Hardin, Kipp & Szuch (until 2002) (Consultant (2003)).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)       Trustee           Since 2005        137                        Director, Hess Corporation (formerly,
One Franklin Parkway                                                                         Amerada Hess Corporation) (explo-
San Mateo, CA 94403-1906                                                                     ration and refining of oil and gas),
                                                                                             H.J. Heinz Company (processed foods
                                                                                             and allied products), RTI International
                                                                                             Metals, Inc. (manufacture and distri-
                                                                                             bution of titanium), Canadian National
                                                                                             Railway (railroad), and White
                                                                                             Mountains Insurance Group, Ltd.
                                                                                             (holding company).
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (1929)      Trustee           Since 1998        114                        Director, Center for Creative Land
One Franklin Parkway                                                                         Recycling (redevelopment).
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 45

INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION           TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (1945)          Trustee and        Trust since 1993     22                         None
One Franklin Parkway              Vice President     and Vice
San Mateo, CA 94403-1906                             President since
                                                     1985
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton
Investments.
------------------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (1940)   Trustee,           Trustee since        123                        None
One Franklin Parkway              President and      1978 and
San Mateo, CA 94403-1906          Chief              President since
                                  Executive          1989 and Chief
                                  Officer -          Executive Officer
                                  Investment         - Investment
                                  Management         Management
                                                     since 2002
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)             Chief              Chief Compliance     Not Applicable             Not Applicable
One Franklin Parkway              Compliance         Officer since 2004
San Mateo, CA 94403-1906          Officer and        and Vice
                                  Vice President     President - AML
                                  - AML              Compliance since
                                  Compliance         February 2006
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Director of Compliance, Franklin Resources, Inc. (1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
LAURA FERGERSON (1962)            Treasurer          Since 2004           Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 31 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).
------------------------------------------------------------------------------------------------------------------------------------


46 | Annual Report

------------------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION           TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)           Senior Vice        Since 2002           Not Applicable             Not Applicable
500 East Broward Blvd.            President and
Suite 2100                        Chief
Fort Lauderdale, FL 33394-3091    Executive
                                  Officer -
                                  Finance and
                                  Administration
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)              Vice President     Since 2000           Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (1947)           Vice President     Since 2000           Not Applicable             Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Deputy General Counsel and Secretary, Franklin Resources, Inc.; Secretary and Senior Vice President, Templeton
Worldwide, Inc.; Secretary, Franklin Advisers, Inc., Franklin Advisory Services, LLC, Franklin Investment Advisory Services, LLC,
Franklin Mutual Advisers, LLC, Franklin Templeton Alternative Strategies, Inc., Franklin Templeton Investor Services, LLC, Franklin
Templeton Services, LLC, Franklin Templeton Distributors, Inc., Templeton Investment Counsel, LLC, and Templeton/Franklin Investment
Services, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 47 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until
1979).
------------------------------------------------------------------------------------------------------------------------------------
KAREN L. SKIDMORE (1952)          Vice President     Vice President       Not Applicable             Not Applicable
One Franklin Parkway              and Secretary      since March 2006
San Mateo, CA 94403-1906                             and Secretary
                                                     since April 2006
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President and Secretary, Templeton Funds Annuity Company; and
officer of 31 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 47

------------------------------------------------------------------------------------------------------------------------------------
                                                                          NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF            FUND COMPLEX OVERSEEN
AND ADDRESS                       POSITION           TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)              Vice President     Since October        Not Applicable             Not Applicable
One Franklin Parkway                                 2005
San Mateo, CA 94403-1906
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of 47 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN G. VETTER (1951)            Chief Financial    Since 2004           Not Applicable             Not Applicable
500 East Broward Blvd.            Officer and
Suite 2100                        Chief
Fort Lauderdale, FL 33394-3091    Accounting
                                  Officer
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 47 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Rupert H. Johnson, Jr. is considered to be interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor. Harmon E. Burns is considered to be an interested person of the Trust under the federal securities laws due to his position as officer and director of Franklin Resources, Inc.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED FRANK W.T. LAHAYE AS ITS AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MR. LAHAYE QUALIFIES AS SUCH AN EXPERT IN VIEW OF HIS EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE, INCLUDING SERVICE AS PRESIDENT AND DIRECTOR OF MCCORMICK SELPH ASSOCIATES FROM 1954 THROUGH 1965; DIRECTOR AND CHAIRMAN OF TELEDYNE CANADA LTD. FROM 1966 THROUGH 1971; DIRECTOR AND CHAIRMAN OF QUARTERDECK CORPORATION FROM 1982 THROUGH 1998; AND SERVICES AS A DIRECTOR OF VARIOUS OTHER PUBLIC COMPANIES INCLUDING U.S. TELEPHONE INC. (1981-1984), FISHER IMAGING INC. (1991-1998) AND DIGITAL TRANSMISSIONS SYSTEMS (1995-1999). IN ADDITION, MR. LAHAYE SERVED FROM 1981 TO 2000 AS A DIRECTOR AND CHAIRMAN OF PEREGRINE VENTURE MANAGEMENT CO., A VENTURE CAPITAL FIRM, AND HAS BEEN A MEMBER AND CHAIRMAN OF THE FUND'S AUDIT COMMITTEE SINCE ITS INCEPTION. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. LAHAYE HAS ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MR. LAHAYE IS AN INDEPENDENT TRUSTEE AS THAT TERM IS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


48 | Annual Report

Franklin High Income Trust

SHAREHOLDER INFORMATION

FRANKLIN'S AGE HIGH INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 28, 2006, the Board of Trustees ("Board"), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Franklin's AGE High Income Fund ("Fund"). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager ("Manager") and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. ("Lipper"), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional information accompanying such report was a memorandum prepared by management describing enhancements to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and their shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund


                                                              Annual Report | 49

Franklin High Income Trust

FRANKLIN'S AGE HIGH INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted by the Board that such systems and procedures had functioned smoothly during the hurricanes and blackout experienced last year in Florida. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties and the firsthand experience of the individual Trustees who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton Funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares during the year ended December 31, 2005, as well as the previous ten years ended on such date in comparison to a performance universe consisting of all retail and institutional high current yield funds as selected by Lipper. The Fund's income return during 2005, as shown in such report, was in the second-highest quintile of such performance universe and on an annualized basis was also in the second-highest quintile of such performance universe for the previous five-and ten-year periods, and in the upper half of such universe for the previous five-year period. The Fund's total return during 2005 as shown in the Lipper report was in the highest quintile of such performance universe, and on an annualized basis was also in the highest quintile of such performance universe for each of the previous three- and five-year periods, and the second-highest quintile of such performance universe for the previous ten-year period. The Board expressed its satisfaction with such performance.


50 | Annual Report

Franklin High Income Trust

FRANKLIN'S AGE HIGH INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. Prior to making such comparison, the Board relied upon a survey showing that the scope of services covered under the Fund's investment management agreement was similar to those provided by fund managers to other mutual fund groups that would be used as a basis of comparison in the Lipper reports. In reviewing comparative costs, emphasis was given to the Fund's management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were the same size as the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper effective management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for fund Class A shares. The results of such expense comparisons showed that the effective management fee rate for the Fund was in the second least expensive quintile of its Lipper expense group and its actual total expenses were in the least expensive quintile of such group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its expense group as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity which financed up-front commissions paid to brokers/dealers who sold fund Class B shares. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. Included in the analysis were the revenue and related costs involved in providing services to the Fund, as well as the Fund's relative contribution to the profitability of the Manager's parent. In reviewing and discussing such analysis, management discussed with the Board its belief that costs


                                                              Annual Report | 51

Franklin High Income Trust

FRANKLIN'S AGE HIGH INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

incurred in establishing the infrastructure necessary to the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager's realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The fee structure under the Fund's investment management agreement provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets and 0.45% on assets in excess of $250 million. At December 31, 2005, the Fund had net assets of approximately $2.8 billion and the independent Trustees discussed the prospect of adding additional fee breakpoints with management. As a result of such discussions, management agreed that the Fund's investment management agreement would be amended effective April 1, 2006, to add additional breakpoints for assets in excess of $10 billion. In considering such additional breakpoints, the Board took into account management's position that the existing fee structure reaches a relatively low rate quickly as this Fund grows and that such low rate, in effect, reflects anticipated economies of scale as this Fund's assets increase as shown in the favorable effective management fee and total expense comparisons for this Fund within its Lipper expense group. Management also observed and the Board acknowledged that the fact this Fund has assets beyond the last current breakpoint level did not mean that it no longer benefits from economies of scale since the continuous growth of assets being charged at the 0.45% breakpoint fee level results in a lower overall effective management fee rate. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreement provides a sharing of benefits with the Fund and its shareholders.


52 | Annual Report

Franklin High Income Trust

FRANKLIN'S AGE HIGH INCOME FUND

PROXY VOTING POLICIES AND PROCEDURES

The Trust has established Proxy Voting Policies and Procedures ("Policies") that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Trust's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 53

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

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

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

Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II 1

VALUE

Franklin Balance Sheet Investment Fund 2
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 2
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio
  Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government
  Securities Fund 4
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 5

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 6

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term
  Tax-Free Income Fund
Federal Intermediate-Term
  Tax-Free Income Fund
New York Intermediate-Term
  Tax-Free Income Fund

STATE-SPECIFIC

Alabama                     Michigan 6
Arizona                     Minnesota 6
California 7                Missouri
Colorado                    New Jersey
Connecticut                 New York 7
Florida 7                   North Carolina
Georgia                     Ohio 7
Kentucky                    Oregon
Louisiana                   Pennsylvania
Maryland                    Tennessee
Massachusetts 6             Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 8

1. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

2. The fund is only open to existing shareholders and select retirement plans.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

6. Portfolio of insured municipal securities.

7. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

8. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

09/05
                                                   Not part of the annual report

     [LOGO](R)
FRANKLIN TEMPLETON         One Franklin Parkway
    INVESTMENTS            San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton .com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN'S AGE
HIGH INCOME FUND

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

105 A2006 07/06


      ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

      ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Frank W. T. LaHaye and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

      ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)      Audit Fees
The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $44,281 for the fiscal year ended May 31, 2006 and $67,393 for the fiscal year ended May 31, 2005.

(b)      Audit-Related Fees
There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)      Tax Fees
There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)      All Other Fees
The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $1,592 for the fiscal year ended May 31, 2006 and $0 for the fiscal year ended May 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $174,269 for the fiscal year ended May 31, 2006 and $4,500 for the fiscal year ended May 31, 2005. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and the review of the ICI transfer agent survey.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i) pre-approval of all audit and audit related services;

      (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii)pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $175,861 for the fiscal year ended May 31, 2006 and $4,500 for the fiscal year ended May 31, 2005.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

      ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS. N/A

      ITEM 6. SCHEDULE OF INVESTMENTS. N/A

      ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES
FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

      ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT
INVESTMENT COMPANIES. N/A

      ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END
MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A

      ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY Holders. There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

      ITEM 11. CONTROLS AND PROCEDURES. (A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN HIGH INCOME TRUST

By /S/JIMMY D. GAMBILL
   -------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    July 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /S/JIMMY D. GAMBILL
 ----------------------
      Jimmy D. Gambill
      Chief Executive Officer - Finance and Administration
Date    July 27, 2006


By /S/GALEN G. VETTER
   ------------------
      Galen G. Vetter
      Chief Financial Officer
Date    July 27, 2006